Exhibit 10.20
                                                                   -------------


                                                               EXECUTION VERSION






                           PURCHASE AND SALE AGREEMENT

                          (TEHACHAPI PASS WIND PROJECT)

                                  by and among

                            ENRON WIND SYSTEMS, LLC,

                                   ZWHC, LLC,

                   ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-A

                                       and

                   ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B

                             AES TEHACHAPI WIND, LLC

                                       and

                             SEAWEST HOLDINGS, INC.

                           Dated as of April 12, 2006

                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I             DEFINITIONS..............................................2

         1.1      Certain Definitions..........................................2

         1.2      Other Terms.................................................10

         1.3      Knowledge Qualifiers........................................10

ARTICLE II            PURCHASE AND SALE OF ASSETS.............................10

         2.1      Purchase and Sale of Assets.................................10

         2.2      Reserved Assets.............................................11

ARTICLE III           PURCHASE PRICE AND PAYMENT..............................12

         3.1      Purchase Price..............................................12

         3.2      Payment of Purchase Price...................................13

         3.3      Ownership of Deposit in Escrow..............................13

         3.4      Prorations..................................................13

ARTICLE IV            ASSUMPTION OF LIABILITIES...............................14

         4.1      Assumption of Liabilities...................................14

         4.2      Retained Liabilities........................................14

ARTICLE V             CLOSING AND TERMINATION.................................15

         5.1      Time and Place of Closing...................................15

         5.2      Termination of Agreement....................................15

         5.3      Effect of Termination.......................................16

ARTICLE VI            REPRESENTATIONS AND WARRANTIES OF THE SELLER............16

         6.1      Organization and Good Standing..............................17

         6.2      Authorization of Agreement..................................17

         6.3      No Violation; Consents......................................17

         6.4      Litigation..................................................18

         6.5      Title to the Assets.........................................18

         6.6      Compliance with Law.........................................18

         6.7      Preferential Rights.........................................18

         6.8      Environmental Matters.......................................18

         6.9      Financial Advisors..........................................19

         6.10     Material Contracts..........................................19

         6.11     Taxes.......................................................20

         6.12     Condemnation................................................21

         6.13     Real Property...............................................21

         6.14     Permits.....................................................22

         6.15     Insurance...................................................22

         6.16     Sagebrush Partners..........................................22

ARTICLE VII           REPRESENTATIONS AND WARRANTIES OF PURCHASER  AND
                      PURCHASER PARENT........................................23

         7.1      Organization and Good Standing..............................23

         7.2      Authorization of Agreement..................................23

         7.3      No Violation; Consents......................................23

         7.4      Litigation..................................................24

         7.5      Financial Capability........................................24

         7.6      Bankruptcy..................................................24

         7.7      Financial Advisors..........................................24

ARTICLE VIII          COVENANTS...............................................24

         8.1      Access to Information.......................................24

         8.2      Conduct of the Business Pending the Closing.................25

         8.3      Appropriate Action; Filings.................................25

         8.4      Preservation of Records.....................................26

         8.5      Confidentiality.............................................26

         8.6      Public Announcements........................................27

         8.7      Use of Name.................................................27

         8.8      Further Assurances..........................................27

         8.9      Purchaser Parent Guarantee..................................27

         8.10     Supplements to Schedules and Exhibits.......................28

         8.11     Permits.....................................................28

         8.12     Consents....................................................28

         8.13     Conditions of Title.........................................29

ARTICLE IX            CONDITIONS TO CLOSING...................................29

         9.1      Conditions Precedent to Obligations of Each Party...........29

         9.2      Conditions Precedent to Obligations of Purchaser and
                  Purchaser Parent............................................29

         9.3      Conditions Precedent to Obligations of the Seller...........30

ARTICLE X             DOCUMENTS TO BE DELIVERED...............................31

         10.1     Documents to be Delivered by the Seller.....................31

         10.2     Documents to be Delivered by Purchaser......................31

ARTICLE XI            TAXES...................................................32

         11.1     Transfer Taxes..............................................32

         11.2     Proration and Payment of Certain Taxes......................32

         11.3     Tax Proceedings.............................................33

         11.4     Allocation of Purchase Price................................33

ARTICLE XII           LIMITATIONS.............................................34

         12.1     Purchaser's and Purchaser Parent's Review...................34

         12.2     LIMITATION OF REPRESENTATIONS AND WARRANTIES................34

         12.3     NO CONSEQUENTIAL OR PUNITIVE DAMAGES........................35

         12.4     ENVIRONMENTAL RELEASE.......................................36

         12.5     GENERAL RELEASE.............................................36

         12.6     No Recourse.................................................36

ARTICLE XIII          MISCELLANEOUS...........................................36

         13.1     Nonsurvival of Representations, Warranties and
                  Certain Covenants...........................................36

         13.2     Remedies....................................................37

         13.3     Expenses....................................................37

         13.4     Incorporation of Exhibits and Schedules.....................37

         13.5     Submission to Jurisdiction..................................37

         13.6     Waiver of Jury Trial........................................38

         13.7     No Right of Set-Off.........................................38

         13.8     Time of Essence.............................................38

         13.9     Entire Agreement; Amendments and Waivers....................38

         13.10    Governing Law...............................................39

         13.11    Table of Contents and Headings..............................39

         13.12    Notices.....................................................39

         13.13    Severability................................................40

         13.14    Binding Effect; Assignment..................................40

         13.15    Counterparts................................................40

                                List of Schedules
                                -----------------
Schedule I                             Approvals
Schedule II                            Leases, Subleases, and Windpark Easements
Schedule III                           Equipment
Schedule IV                            Permitted Liens
Schedule V                             Power Purchase Agreements
Schedule VI                            Transferred Contracts
Schedule VII                           Turbines
Schedule 1.3                           Seller's Knowledge
Schedule 6.3(a)                        Seller Consents; Waivers
Schedule 6.3(b)                        Seller Orders; Permits
Schedule 6.4                           Litigation
Schedule 6.5                           Exceptions to Title
Schedule 6.7                           Preferential Rights
Schedule 6.8                           Environmental Matters
Schedule 6.10, Part I                  Material Contracts
Schedule 6.10, Part II                 Defaults under Material Contracts
Schedule 6.11                          Taxes
Schedule 6.13(a)                       Owned Real Property
Schedule 6.13(b)                       Leased Real Property
Schedule 6.13(c)                       Other Real Property Interests
Schedule 6.13(d)                       Third Party Interests
Schedule 6.13(e)                       Known Real Property Issues
Schedule 6.14                          Permits
Schedule 6.15                          Insurance
Schedule 7.3(a)                        Purchaser Consents; Waivers
Schedule 7.3(b)                        Purchaser Orders; Permits
Schedule 11.4                          Allocation of Purchase Price


                                List of Exhibits
                                ----------------
Exhibit A         Escrow Agreement
Exhibit B         Quitclaim Deed
Exhibit C         Assignment and Bill of Sale

                           PURCHASE AND SALE AGREEMENT

     This PURCHASE AND SALE AGREEMENT, dated as of April 12, 2006 (this "Agreement"), is made and entered into by and among Enron Wind Systems,
 ---------
LLC, a California limited liability company ("EWS"), ZWHC, LLC, a California limited liability company ("ZWHC"), Zond Windsystem Partners, Ltd. Series 85-A ("ZWP 85-A") and Zond Windsystem Partners, Ltd. Series 85-B ("ZWP 85-B", and together with EWS, ZWHC and ZWP 85-A, each a "Seller" and collectively the "Sellers"), AES Tehachapi Wind, LLC, a Delaware limited liability company ("Purchaser"), and SeaWest Holdings, Inc., a California corporation ("Purchaser
  ---------                                                           ---------
Parent").
------
                              W I T N E S S E T H:

     WHEREAS, commencing on December 2, 2001, Enron Corp., an Oregon corporation ("Enron"), and certain of its subsidiaries (including EWS and
  -----
ZWHC) filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code (as defined herein) in the Bankruptcy Court (as defined herein);

     WHEREAS, on July 15, 2004, the Bankruptcy Court entered an order (the "Confirmation Order") confirming the Debtors' Fifth Amended Joint
 ------------------
Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated as of January 9, 2004, as subsequently modified (the "Plan");
 ----

     WHEREAS, on November 17, 2004, the Plan became effective in accordance with its terms and Enron and EWS and ZWHC emerged from bankruptcy;

     WHEREAS, the Sellers have certain rights to and interests in the Assets (as defined herein) used in the Project (as defined herein);

     WHEREAS, ZWHC owns certain parcels of real property described in Schedule 6.13(a) that are used in connection with the Project;

     WHEREAS, EWS is the holder of certain (a) leases and easements relating to the Project described on Schedule II hereto, (b) power purchase contracts relating to the Project described on Schedule V hereto and (c) transmission assets used in connection with the Project.

     WHEREAS, pursuant to section 42.1 of the Plan and paragraph 55 of the Confirmation Order, on the effective date of the Plan, title to certain of the Assets held by EWS and ZWHC on such date vested in each of EWS and ZWHC free and clear of liens and claims in accordance with section 1141 of the Bankruptcy Code; and

     WHEREAS, ZWP 85-A and ZWP 85-B are the direct or indirect holders of certain (a) transmission assets relating to the Project, (b) wind turbines relating to the Project and (c) feeder lines and other related equipment used in connection with the Project.

     WHEREAS, certain terms used in this Agreement are defined in Section 1.1.
                                                                  -----------

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     1.1 Certain Definitions. For purposes of this Agreement, the following
         -------------------
terms shall have the meanings specified in this Section 1.1:
                                                -----------

     "Action" means any action, suit, arbitration, claim, inquiry, proceeding or
      ------
investigation by or before any Governmental Authority of any nature, civil, criminal, regulatory or otherwise, at law or in equity.

     "Affiliate" (and, with a correlative meaning "Affiliated") means, with
      ---------                                    ----------
respect to any Person, any direct or indirect subsidiary of such Person, and any other Person that directly, or through one or more intermediaries, controls or is controlled by or is under common control with such first Person. As used in this definition, "control" (including with correlative meanings, "controlled by"
                  -------                                         -------------
and "under common control with") means possession, directly or indirectly, of
     -------------------------
power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by Contract or otherwise).

     "Agreement" shall have the meaning set forth in the preamble.
      ---------

     "Applicable Law(s)" means, with respect to any Person, any Law applicable
      -----------------
to such Person or its business, properties or assets.

     "Approvals" means other than those already obtained on or prior to the date
      ---------
hereof, the approvals, authorizations, grants of authority, consents, Orders, qualifications, permits, licenses, variances, exemptions, franchises, concessions, certificates, filings or registrations or any waivers of any of the foregoing and the notices, statements or other communications required to be filed with, delivered to or obtained from any Governmental Authority or other Person, as set forth on Schedule I and necessary for the Seller to consummate
                        ----------
the transactions contemplated hereby.

     "Assets" shall have the meaning set forth in Section 2.1.
      ------                                      -----------

     "Assets Material Adverse Event" means any event occurring after the date
      -----------------------------
hereof that is materially adverse to the continuing use of the Assets, taken as a whole, as the same shall have been used on the date hereof, excluding any such event to the extent resulting from: (i) the condition of the economy or securities markets in general, or any outbreak of hostilities, terrorist activities or war; (ii) the announcement, pendency or consummation of the sale of the Assets or any other action by the Sellers or its Affiliates contemplated by or required by this Agreement; (iii) the filing of the Bankruptcy Cases; (iv) the conversion or dismissal of any Bankruptcy Case; (v) the reversal of the Confirmation Order; (vi) any changes in general economic (including changes in commodity prices or foreign exchange rates), political or regulatory conditions in the wind power generation industry; or (vii) any changes in meteorological conditions in the State of California.

     "Assumed Liabilities" shall have the meaning set forth in Section 4.1.
      -------------------                                      -----------

     "Bankruptcy Cases" means the chapter 11 cases commenced by Enron and
      ----------------
certain of its direct and indirect subsidiaries (including the Seller) on or after December 2, 2001, jointly administered under Case No. 01-16034-(AJG).

     "Bankruptcy Code" means title 11 of the United States Code, as amended.
      ---------------

     "Bankruptcy Court" means the United States Bankruptcy Court for the
      ----------------
Southern District of New York or any other court having jurisdiction over the Bankruptcy Cases from time to time.

     "Business Day" means a day other than a Saturday, Sunday or other day on
      ------------
which commercial banks in Houston, Texas or New York City are authorized or required by Law to close. Any event the scheduled occurrence of which would fall on a day that is not a Business Day shall be deferred until the next succeeding Business Day.

     "Closing" shall have the meaning set forth in Section 5.1.
      -------                                      -----------

     "Closing Date" means the date on which the Closing occurs.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Confidentiality Agreement" shall have the meaning set forth in Section
      -------------------------
8.5.

     "Confirmation Order" shall have the meaning set forth in the recitals
      ------------------
hereto.

     "Contract" means any written contract, indenture, note, bond, loan,
      --------
instrument, lease, commitment or other agreement.

     "Deposit" shall have the meaning set forth in Section 3.1(b).
      -------

     "Effective Date" means the date of the Closing, if the Closing Date occurs
      --------------
prior to June 1, 2006 or June 1, 2006, if the date of the Closing occurs after June 1, 2006.

     "Enron" shall have the meaning set forth in the recitals hereto.
      -----

     "Environment" means soil, land surface or subsurface strata, real property,
      -----------
surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins and wetlands), groundwater, water body sediments, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life (including fish and all other aquatic life) and any other environmental medium or natural resource.

     "Environmental Clean-Up Site" means any location which is listed or
      ---------------------------
formally proposed for listing on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System, or on any similar state list of sites requiring investigation or cleanup, or which is the subject of any action, suit, proceeding, or investigation for any alleged violation of any Environmental Laws.

     "Environmental Law(s)" means all Applicable Laws and any binding
      --------------------
administrative or judicial interpretations thereof relating to (a) the regulation, protection and use of the Environment, (b) the conservation, management, development, control and/or use of land, natural resources and wildlife, (c) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, abatement, removal, remediation, or handling of, or exposure to, any Hazardous Substances, or (d) noise, and includes, without limitation, the following federal statutes (and their implementing regulations): the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 6901 et seq., the
                                                               -- ---
Hazardous Materials Transportation Act, 49 U.S.C. Section 5101 et seq., the
                                                               -- ---
Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the
                                                               -- ---
Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq., the Clean
                                                            -- ---
Air Act, 42 U.S.C. Section 7401 et seq., the Toxic Substances Control Act, 15
                                -- ---
U.S.C. Section 2601 et seq., the Federal Insecticide, Fungicide, and Rodenticide
                    -- ---
Act, 7 U.S.C. Section 136 et seq., and the Oil Pollution Act of 1990, 33 U.S.C.
                          -- ---
Section 2701 et seq., including the regulations promulgated pursuant thereto,
             -- ---
and all analogous state or local statutes and regulations, and any common law doctrine, including negligence, nuisance, trespass, personal injury or property damage relating to or arising out of the Release of or exposure to Hazardous Substances.

     "Environmental Liabilities and/or Obligations" means any liability under or
      --------------------------------------------
related to former or current Environmental Laws or the common law, whether such liability or obligation or responsibility is known or unknown, contingent or accrued, arising as a result of or in connection with (a) any violation or alleged violation of Environmental Laws, with respect to the ownership, operation or use of the Assets or the Owned Real Property; (b) loss of life, injury to persons, property or damage to natural resources, caused (or allegedly caused) by the presence or Release of Hazardous Substances at, on, in, under, above, or migrating from the Owned Real Property, including, but not limited to, Hazardous Substances contained in building materials at the Owned Real Property or in the soil, surface water, sediments, groundwater, landfill cells, or in other environmental media at the Owned Real Property; (c) the investigation and/or Remediation of Hazardous Substances that are present or have been Released at, on, in, under, above, or migrating from the Owned Real Property, including, but not limited to, Hazardous Substances contained in building materials at the Owned Real Property or in the soil, surface water, sediments, groundwater, landfill cells, or in other environmental media at the Owned Real Property; (d) compliance with applicable Environmental Laws with respect to the ownership or operation or use of the Owned Real Property; (e) loss of life, injury to persons or property or damage to natural resources caused (or allegedly caused) by the offsite disposal, storage, transportation, discharge, Release or recycling, or the arrangement for such activities, of Hazardous Substances, in connection with the ownership or operation of the Owned Real Property; and (f) the investigation and/or Remediation of Hazardous Substances that are disposed, stored, transported, discharged, Released, recycled, or the arrangement of such activities, in connection with the ownership or operation of the Owned Real Property.

     "Equipment" means all of the equipment, fixtures and improvements located
      ---------
at the Project that are used in connection with Turbines, including, without limitation the equipment that is more fully described on Schedule III.

     "Escrow Agent" means JPMorganChase Bank, in its capacity as escrow agent
      ------------
pursuant to the Escrow Agreement.

     "Escrow Agreement" means that certain agreement in substantially the form
      ----------------
attached hereto as Exhibit A, dated as of the date hereof, by and among Purchaser, the Seller and the Escrow Agent, pursuant to which the Deposit will be held pending release pursuant to the terms of this Agreement and the provisions thereof.

     "FERC" means the Federal Energy Regulatory Commission.
      ----

     "Governmental Authority" means any entity exercising executive,
      ----------------------
legislative, judicial, regulatory or administrative functions of or pertaining to government, including any governmental authority, agency, department, board, commission or instrumentality of the United States or any other nation, any state or province of the United States or any other nation or any political subdivision thereof, and any tribunal, court or arbitrator(s), in each case, having competent jurisdiction, and shall include the Bankruptcy Court.

     "Hazardous Substances" means (a) any petrochemical or petroleum products,
      --------------------
oil or coal ash, radioactive materials, radon gas, asbestos or asbestos-containing material, polychlorinated biphenyls, lead based paint or urea formaldehyde foam insulation, (b) any chemicals, materials, substances or wastes which are currently defined or regulated as "hazardous substances,"
                                                    --------------------
"hazardous materials," "hazardous constituents," "extremely hazardous
 -------------------    ----------------------    -------------------
substances," "hazardous wastes," "restricted hazardous materials," "toxic
----------    ----------------    ------------------------------    -----
substances," "toxic pollutants," "toxic air pollutants," "pollutants" or
----------    ----------------    --------------------    ----------
"contaminants" or words of similar meaning and regulatory effect under any
 ------------
Environmental Law, and (c) any other chemicals, materials, wastes or substances, the exposure to or treatment, storage, transportation, disposal or Release of which is prohibited, limited or regulated by any Environmental Law.

     "Hold Harmless and Indemnification Agreement" means that certain Hold
      -------------------------------------------
Harmless and Indemnification Agreement, dated March 24, 2006, by and between an affiliate of the Sellers and an affiliate of Purchaser.

     "Interim Period" shall have the meaning set forth in Section 8.1.
      --------------                                      -----------

     "Law" means any federal, state or local law (including common
      ---
law), statute, code, ordinance, rule, regulation, or other requirement enacted, promulgated, issued or entered by a Governmental Authority.

     "Leased Real Property" shall have the meaning set forth in Section 6.13(b).
      --------------------                                      ---------------

     "Leases" means each of the leases, subleases and windpark easements related
      ------
to the Project and described on Schedule II.
                                -----------

     "Liability" and "Liabilities" means any debt, loss, damage,  adverse claim,
      ---------       -----------
liability , costs, expenses, causes of action, suits or obligation (whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, or due or to become due, and whether in contract, tort, strict liability or otherwise).

     "Lien" means any lien, pledge,  mortgage, deed of trust, security interest,
      ----
lease, charge, option, right of first refusal, preemptive right, easement, servitude or transfer restriction under any operating agreement, limited liability company agreement, shareholder or similar agreement or encumbrance.

     "Material Contract" shall have the meaning set forth in Section 6.10.
      -----------------                                      ------------

     "Obligations" shall have the meaning set forth in Section 8.9(a).
      -----------                                      --------------

     "Order"  means any  order,  injunction,  judgment,  decree,  ruling,  writ,
      -----
assessment or arbitration award.

     "Ordinary Course of Business" means, with respect to the Seller's operation
      ---------------------------
of the Project, the ordinary conduct of business of the Seller as it relates to the Project, consistent with past practices, taking into account, where applicable, the Bankruptcy Cases.

     "Other Real Property  Interest"  means any easement,  or other exclusive or
      -----------------------------
non-exclusive right to use Real Property, but not including any Lease, used in connection with the Project.

     "Outside Date" shall have the meaning set forth in Section 5.2(b).
      ------------                                      --------------

     "Owned Real Property" shall have the meaning set forth in Section 6.13(a).
      -------------------                                      ---------------

     "Party" shall mean each of the Seller, Purchaser and Purchaser Parent, and
      -----
"Parties" shall mean all of the Seller, Purchaser and Purchaser Parent.
 -------

     "Permits" means all approvals, authorizations, grants of authority,
      -------
consents, Orders, qualifications, licenses, permits, variances, exemptions, franchises, concessions, certificates, filings, or registrations or any waivers of any of the foregoing, of Governmental Authorities relating to the ownership or operation of the Project.

     "Permitted Liens" means (i) all Liens and exceptions disclosed on Schedule
      ---------------                                                  --------
IV; (ii) statutory Liens for current taxes, assessments or other governmental
--
charges not yet delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings; (iii) those encumbrances set forth in the Title Policy or Survey; (iv) those encumbrances set forth in the updated Title Policy to be delivered at or prior to Closing (and not previously listed on such Title Policy) which do not materially and adversely affect the ownership and use of the Project, taken as a whole, as the same are owned and used on the date hereof; and (v) mechanics', carriers', workers', repairers' and similar liens arising in the Ordinary Course of Business by operation of Law with respect to one or more Liabilities which are not yet due and delinquent, and which are not, in the aggregate, material in amount.

     "Person" means and includes natural persons, corporations, limited
      ------
partnerships, limited liability companies, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and all Governmental Authorities.

     "Plan" shall have the meaning set forth in the recitals hereto.
      ----

     "Power Purchase Agreements" means the power purchase contracts by and
      -------------------------
between SCE and EWS described on Schedule V.
                                 ----------

     "Project" means the 35 mega watt wind power facility on the Real Property
      -------
located in Kern, California.

     "Purchase Price" shall have the meaning set forth in Section 3.1(a).
      --------------

     "Purchaser" shall have the meaning set forth in the preamble.
      ---------

     "Purchaser Material Adverse Event" means any event that would prevent
      --------------------------------
Purchaser or Purchaser Parent from being able to consummate the transactions contemplated by this Agreement, excluding any such event to the extent resulting from (i) the condition of the economy or the securities markets in general, or any outbreak of hostilities, terrorist activities or war; (ii) the announcement, pendency or consummation of the sale of the Assets or any other action by Purchaser or its Affiliates contemplated by or required by this Agreement; (iii) any changes in general economic (including changes in commodity prices or foreign exchange rates), political or regulatory conditions in the wind power generation industry; or (iv) any changes in meteorological conditions in the State of California.

     "Purchaser Parent" shall have the meaning set forth in the preamble.
      ----------------

     "Quitclaim Deed" means a deed in the form attached as Exhibit B.
      --------------                                       ---------

     "Real Property" means collectively the Owned Real Property and the Leased
      -------------
Real Property.

     "Records" means originals and/or copies (if originals are unavailable) of
      -------
the Seller's records and files that specifically relate to any of the Assets that were provided during the course of Purchaser's and Purchaser Parent's due diligence review; provided, however, that the Seller's accounting records,
                  --------  -------
corporate minute books, charter documents, corporate stock record books and such other books and records as pertain to the organization, existence or share capitalization of the Seller and such other books and records that do not relate to the Project shall not be included.

     "Release" means any actual spilling, leaking, pumping, pouring, emitting,
      -------
dispersing, emptying, discharging, injecting, escaping, leaching, migrating, dumping, or disposing of any Hazardous Substance into the Environment that may cause an Environmental Liability (including the disposal or abandonment of barrels, containers, tanks or other receptacles containing or previously containing any Hazardous Substance). The term "Released" has a comparable
                                               --------
meaning.

     "Remediation" means any and all of the following activities to the extent
      -----------
necessary to remedy the presence or Release of Hazardous Substances: (a) monitoring, investigation, assessment, treatment, cleanup, containment, removal, mitigation, response or restoration work as well as obtaining any permits, consents, approvals or authorizations of any Governmental Authority necessary to conduct such activities; (b) preparing and implementing any plans or studies for any such activities; (c) obtaining a written notice from a Governmental Authority with competent jurisdiction under Environmental Laws that no material additional work is required; and (d) any other activities reasonably determined by a Party to be necessary or appropriate or required under Environmental Laws.

     "Reserved Assets" shall have the meaning set forth in Section 2.4.
      ---------------                                      -----------

     "Retained Liabilities" shall have the meaning set forth in Section 4.2.
      --------------------                                      -----------

     "Sagebrush Shares" means all the shares of common stock of Sagebrush
      ----------------
Partner Seventeen, Inc. and Sagebrush Partner Eighteen, Inc. owned by ZWP 85-A and ZWP 85-B, respectively.

     "SCE" means Southern California Edison Company.
      ---

     "Seller" shall have the meaning set forth in the preamble.
      ------

     "Seller Material Adverse Event" means any event occurring after the date
      -----------------------------
hereof that would prevent the Seller from being able to consummate the transactions contemplated by this Agreement, excluding any such event to the extent resulting from (i) the condition of the economy or the securities markets in general, or any outbreak of hostilities, terrorist activities or war; (ii) the announcement, pendency or consummation of the sale of the Assets or any other action by the Seller or its Affiliates contemplated by or required by this Agreement; (iii) the filing of the Bankruptcy Cases; (iv) the conversion or dismissal of any Bankruptcy Case; (v) the reversal of the Confirmation Order;
(vi) any changes in general economic (including changes in commodity prices or foreign exchange rates), political or regulatory conditions in the wind power generation industry; or (vii) any changes in meteorological conditions in the State of California.

     "Seller's Knowledge" shall have the meaning set forth in Section 1.3.
      ------------------                                      -----------

     "Subsidiary" or "subsidiary" means, with respect to any Person, any
      ----------      ----------
corporation, limited liability company, joint venture or partnership of which such Person (a) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (i) the total combined voting power of all classes of voting securities of such entity, (ii) the total combined equity interests, or
(iii) the capital or profit interests, in the case of a partnership; or (b) otherwise has the power to vote or to direct the voting of sufficient securities to elect a majority of the board of directors or similar governing body.

     "South Tehachapi Hill Purchase Agreement" means that certain Purchase and
      ---------------------------------------
Sale Agreement dated 2006 by and among EWS and Purchaser and Purchaser Parent, relating to the purchase and sale of the assets relating to that certain wind power project located in Kern County, California owned by EWS.

     "Survey" means that certain A.L.T.A./A.C.S.M. Land Title Survey prepared by
      ------
The Keith Companies under Job Number 40874.05, last revised March 21, 2005.

     "Tax" (and, with correlative meaning, "Taxes") means all federal, state,
      ---                                   -----
local or foreign taxes, duties, assessments, fees, levies, or similar governmental charges, together with any interest, penalties, and additions to tax, imposed by any Taxing Authority, including without limitation all net income, gross income, gross receipts, net receipts, sales, use, transfer, franchise, privilege, profits, social security, disability, withholding, payroll, unemployment, employment, excise, severance, property, windfall profits, value added, ad valorem, occupation, license, business enterprise,
                      -- -------
stamp, premium, environmental (including Taxes under Section 59 of the Code), customs, duties, capital stock, recordation, registration, estimated or other Tax or similar governmental charge or imposition of any kind or nature.

     "Tax Proceeding" shall have the meaning set forth in Section 11.3.
      --------------                                      ------------

     "Tax Returns" means any report, return, declaration, claim for refund,
      -----------
information report or return or statement required to be supplied to a Taxing Authority in connection with Taxes, including any schedule or attachment thereto or amendment thereof.

     "Taxing Authority" means any Governmental Authority with authority to
      ----------------
impose, assess, audit, collect, regulate, levy or administer any Tax.

     "Title Company" means Stewart Title Company of California. -------------
      -------------

     "Title Policy" means the preliminary title insurance report dated as of
      ------------
December 28, 2004, as marked with changes proposed by EWS, relating to the Real Property prepared by the Title Company.

     "Transaction Documents" means this Agreement, the Escrow Agreement and any
      ---------------------
other agreement or document contemplated hereby or thereby or necessary to convey the Assets from the Seller to Purchaser and to complete the transactions contemplated by this Agreement.

     "Transfer Taxes" shall have the meaning set forth in Section 11.1.
      --------------                                      ------------

     "Transferred Contracts" means all Contracts set forth on Schedule VI
      ---------------------                                   -----------
hereto.

     "Turbines" means as set forth and more fully described on Schedule VII: (i)
      --------                                                          --------
those certain wind turbine generators relating to the Project; (ii) the steel towers on which each turbine is mounted; and (iii) concrete foundation pads into which the tower legs are attached, all as owned by the Seller.

     "Wind Turbine Parts Inventory" means spare wind turbine parts owned by the
      ----------------------------
Seller located at the Real Property or the offices of enXco Service Corp. and related to the Project.

     1.2  Other Terms. Other terms may be defined elsewhere in this Agreement
          -----------
and, unless otherwise indicated, shall have such meaning throughout this Agreement.

     1.3   Knowledge Qualifiers. References to the "Seller's Knowledge" or "to
           --------------------
the knowledge of the Seller" and similar terms shall refer to the actual knowledge of the individuals listed on Schedule 1.3, without any obligation for
                                       ------------
such individuals to conduct any further investigation or inquiry.

                                   ARTICLE II

                           PURCHASE AND SALE OF ASSETS

     2.1  Purchase and Sale of Assets. Upon the terms and subject to the
          ---------------------------
conditions contained herein, on the Closing Date, each Seller shall, effective as of the Effective Date, sell, assign, transfer, convey and deliver to Purchaser, and Purchaser shall, effective as of the Effective Date, purchase from each Seller, free and clear of any Liens, other than Permitted Liens, any and all of each such Seller's interest in and rights to only the assets, properties, interests and rights of such Seller that are listed below, as the same shall exist on the Closing Date (collectively, the "Assets"):
                                                         ------

          (a) the Turbines;

          (b) the Equipment;

          (c) the Transferred Contracts;

          (d) to the extent transferable, the Permits owned by Seller and set forth on Schedule 6.14;
         -------------

          (e) all causes of action against third parties with respect to Liabilities arising under Environmental Laws; provided that to the extent a Seller is made a party to any Action related to such Liabilities, such Seller shall retain an independent right to assert any causes of action, claims and/or counterclaims and otherwise defend itself in such Action;

          (f) the Real Property;

          (g) the Records;

          (h) all rights to proceeds of any insurance policy related to the Assets for damage to the Assets, to the extent such proceeds are paid in respect of any claim for damage which was not repaired as of the Effective Date;

          (i) the Wind Turbine Parts Inventory; and

          (j) the Sagebrush Shares.

     2.2  Reserved Assets. Each of the Sellers shall reserve and except the
          ---------------
Reserved Assets from the sale and conveyance of the Assets in favor of itself, and its successors and assigns. "Reserved Assets" shall mean any assets not
                                 ---------------
specifically included in Section 2.1 including without limitation each of the
                         -----------
following assets:

          (a) all cash, cash equivalents, bank deposits or similar cash items of each Seller and its Subsidiaries;

          (b) accounts receivable of each Seller and its Subsidiaries;

          (c) any (i) confidential personnel and medical records pertaining to any employee of a Seller or its Subsidiaries; (ii) corporate minute books, charter documents, corporate stock record books and such other books and records as pertain to the organization, existence or share capitalization of a Seller or its Subsidiaries; (iii) documents relating to proposals to acquire the Assets by Persons other than Purchaser or Purchaser Parent; and
(iv) all other books and records of each Seller and its Subsidiaries other than the Records;

          (d) any claim, right or interest of each Seller or any of its Subsidiaries relating to Retained Liabilities;

          (e) all insurance policies or rights to proceeds thereof or refunds therefrom relating to the Assets, except as set forth in Section 2.1(l);
                                                         --------------

          (f) refunds, prepayments, rights of recoupment, and other rights with respect to any Taxes;

          (g) all Contracts of each Seller (and all Claims, rights and interests relating thereto or arising thereunder), other than Transferred Contracts;

          (h) all intercompany accounts receivable, loans and advances;

          (i) all claims and rights relating to ownership or operation of the Assets (other than those set forth in Section 2.1) arising out of or in
                                      -----------
connection with events occurring prior to the Effective Date, including, without limitation, rights to revenues and distributions and claims for overpayments or refunds of costs and expenses attributable to any of the Turbines with respect to periods prior to the Effective Date and all claims or rights to `green tickets' or similar credits issued or attributable to periods prior to the Effective Date, and each Seller expressly reserves the right (i) to initiate, prosecute or participate in, at such Seller's sole cost and expense, all audits, audit claims and proceedings relating to or including periods prior to the Effective Date, regardless of when any such audits or claims are commenced, arising out of or under Applicable Law, and
(ii) to recover all overpayments, costs and expenses claimed or established by such audits or proceedings to be owing to the owner of the Assets for periods prior to the Effective Date; and

          (j) any assets, properties or Contracts not necessary for the operation of the Project.

                                   ARTICLE III

                           PURCHASE PRICE AND PAYMENT

     3.1  Purchase Price.
          --------------

          (a) The purchase price for the Assets shall be an amount equal to the sum of Fifteen Million Eight Hundred Thousand Dollars ($15,800,000.00)
                                                           --------------
(the "Purchase Price"), plus or minus any prorations pursuant to Section 3.4.
      --------------                                             -----------

          (b) Upon the execution of this Agreement, Purchaser shall deposit with the Escrow Agent pursuant to the Escrow Agreement, by certified check or wire transfer of immediately available funds, the sum of Ten Percent of the Purchase Price (the "Deposit"). Pursuant to the Escrow Agreement, the
                     -------
Deposit shall either:

              (i) be applied as a payment towards the Purchase Price as provided in Section 3.2;
            -----------

             (ii) be returned to Purchaser in the event that this Agreement is terminated either (A) pursuant to Section 5.2(a), (c), (d), (f) or (g) or (B)
                                  --------------  ---  ---  ---    ---
pursuant to Section 5.2(b) in the event that the Closing does not occur on or
            --------------
before the Outside Date other than due to Purchaser's or Purchaser Parent's failure to satisfy the closing conditions set forth in Section 9.3; or
                                                       -----------

             (iii) be retained by the Escrow Agent and paid in accordance with the terms of this Agreement and the Escrow Agreement in the event that this

Agreement is terminated (A) pursuant to Section 5.2(e) or (B) pursuant to
                                        --------------
Section 5.2(b) in the event that the Closing does not occur on or before the
--------------
Outside Date due to Purchaser's or Purchaser Parent's failure to satisfy the closing conditions set forth in Section 9.3 (including, without limitation,
                                    -----------
payment of the Purchase Price pursuant to Section 3.2); provided, however, that
                                          -----------   --------  -------
upon satisfaction of the conditions set forth in the Escrow Agreement, the Escrow Agent shall disburse to the Sellers that portion of the Deposit equal to the actual damages incurred by the Sellers as a result of Purchaser's failure to perform hereunder and, if the Deposit exceeds such actual damages, the excess shall be returned to Purchaser. Notwithstanding the foregoing, if the actual damages incurred by the Sellers exceed the Deposit, the Deposit shall be paid to the Sellers in full in accordance with the terms and conditions of the Escrow Agreement and Purchaser and Purchaser Parent shall remain liable for the unpaid portion of the actual damages incurred by the Seller.

     3.2  Payment of Purchase Price. At the Closing, Purchaser shall transfer
          -------------------------
the Purchase Price, less the Deposit and accrued interest thereon (which shall be paid to the Sellers pursuant to the Escrow Agreement) to the Sellers, or their designees, by wire transfer of immediately available funds into an account or accounts designated in writing by the Sellers.

     3.3  Ownership of Deposit in Escrow. Purchaser will be treated as the owner
          ------------------------------
of the Deposit in escrow for purposes of income taxation. The Escrow Agent must report the income of the escrow on Form 1099 in accordance with the information reporting requirements of the Code and the Treasury Regulations promulgated pursuant thereto.

     3.4  Prorations.
          ----------

          (a) The Sellers and Purchaser agree that the revenue and expense items listed below relating to the business and operation of the Assets shall be prorated as of the Effective Date, with ZWP 85-A and ZWP 85-B to benefit from or be liable for, as applicable, such items to the extent such items relate to any time period prior to the Effective Date, and Purchaser to benefit from or be liable for, as applicable, such items to the extent such items relate to the period commencing on the Effective Date and thereafter (measured in the same units used to compute the item in question, otherwise measured by calendar days):

               (i) revenue accrued under Power Purchase Agreements with SCE;

              (ii) operation and maintenance expenses and all other items (including prepaid services) payable by or to ZWP 85-A or ZWP 85-B under any of the other Transferred Contracts;

             (iii) sewer fees and charges for domestic water, service water, telephone, electricity and other utilities with respect to the Assets; and

             (iv) Taxes with respect to the Assets (including, but not limited to real property Taxes) other than Taxes upon net income.

          (b) In connection with the prorations referred to in Section 3.4(a)
                                                               --------------
above, in the event that actual figures are not available at the Closing
Date, EWS shall prepare an estimate of the amounts to be prorated based upon the actual amounts accrued through the Effective Date or paid for the most recent year (or other appropriate period) for which such amounts are available. Such prorated items shall be re-prorated by Purchaser and paid to the appropriate Party within sixty (60) days after the date that the previously unavailable actual figures become available. The prorations shall be based on the number of days in a year or other appropriate period (i) before the Closing and (ii) including and after the Effective Date. The Sellers and Purchaser agree to furnish each other with such documents and other records as may be reasonably requested in order to confirm all adjustment and proration calculations made pursuant to this Section 3.4.
                 -----------

                                   ARTICLE IV

                            ASSUMPTION OF LIABILITIES

     4.1  Assumption of Liabilities. In addition to the payment of the Purchase
          -------------------------
Price at the Closing, Purchaser shall assume and agree to pay, perform and discharge when due all of the Liabilities of each Seller and its Subsidiaries relating to the Project, other than the Retained Liabilities, including, without limitation, the following (collectively, the "Assumed Liabilities"):
                                              -------------------

          (a) all Liabilities arising out of, in connection with or related to the Transferred Contracts on or after the Effective Date;

          (b) all Liabilities arising out of, in connection with or related to the ownership, operation, use or maintenance of the Assets or the Project, during the period on or following the Effective Date, including, without limitation, all Environmental Liabilities and/or Obligations, excluding those Environmental Liabilities and/or Obligations referred to in Section 4.2(c); and

          (c) all other Liabilities related to the Assets or the Project arising on or after the Effective Date.

     4.2  Retained Liabilities. Each Seller expressly retains and will hold
          --------------------
Purchaser and Purchaser Parent harmless from the following Liabilities (collectively, the "Retained Liabilities"):
                    --------------------

              (a) all Liabilities arising out of, in connection with or related to the Reserved Assets owned by such Seller;

              (b) all Liabilities arising out of, in connection with or related to any Contracts to which such Seller is a party, other than Transferred Contracts to the extent provided in Section 4.1(a);

              (c) all Environmental Liabilities and/or Obligations that, to Seller's Knowledge, exist prior to the Effective Date; and

              (d) all other Liabilities arising out of, in connection with or related to the ownership, operation, use or maintenance of the Assets or the Project during the period prior to the Effective Date, other than Environmental Liabilities and/or Obligations except to the extent described in Section 4.2(c).

                                   ARTICLE V

                             CLOSING AND TERMINATION

     5.1  Time and Place of Closing. The closing of the purchase and sale
          -------------------------
provided for in Article II (the "Closing") shall take place at the offices of
                ----------       -------
EWS located at 1221 Lamar Street, Suite 1600, Houston, Texas 77010 at 10:00 a.m. local time, on the fourth (4th) Business Day after the conditions to Closing set forth in Article IX (excluding conditions that, by their terms, cannot be
         ----------
satisfied until the Closing) have been satisfied (or waived by the Party entitled to waive such condition), or at such other place, date and time as the Parties may agree.

     5.2  Termination of Agreement. This Agreement may be terminated prior to
          ------------------------
the Closing Date as follows:

          (a) At any time prior to the Closing Date by the written consent of the Sellers and Purchaser;

          (b) By either the Sellers, on the one hand, or Purchaser, on the other hand, if the Closing has not occurred on or before July 31, 2006 (as may be extended by written agreement of the Parties, entered into in their sole discretion, the "Outside Date"); provided, however, that the terminating Party
                 ------------    --------  -------
(which shall mean, in the case of Purchaser, Purchaser or Purchaser Parent) is not in breach of its obligations hereunder in any material respect;

          (c) By either the Sellers, on the one hand, or Purchaser, on the other hand, if there shall be any Applicable Law that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if any Order is entered by a Governmental Authority of competent jurisdiction having valid enforcement authority permanently restraining, prohibiting or enjoining any Seller or Purchaser from consummating the transactions contemplated hereby and such Order shall become final and non-appealable;

          (d) By Purchaser, so long as neither Purchaser nor Purchaser Parent is then in breach of its obligations under this Agreement in any material respect, upon a breach of any covenant or agreement of any Seller set forth in this Agreement, or if any representation or warranty of a Seller shall have been or becomes untrue, in each case such that a condition set forth in Section 9.2
                                                                   -----------
(a) or (b) would not be satisfied, and such breach or untruth is not cured by
---    ---
the earlier of (i) the Outside Date or (ii) thirty (30) Business Days after the date on which such Seller receives written notice thereof from Purchaser; provided, however, that Purchaser shall not be entitled to terminate this
--------  -------
Agreement pursuant to the foregoing clause (ii) so long as such Seller is using commercially reasonable efforts to cure such breach or untruth and such breach or untruth is capable of cure on or before the Outside Date;

          (e) By the Sellers, so long as each Seller is not then in breach of its obligations under this Agreement in any material respect, upon a breach of any covenant or agreement of Purchaser or Purchaser Parent set forth in this Agreement, or if any representation or warranty of Purchaser or Purchaser Parent shall have been or becomes untrue, in each case such that a condition set forth in Section 9.3 (a) or (b) would not be satisfied, and such breach or untruth is
   ---------------    ---
not cured by the earlier of (i) the Outside Date or (ii) thirty (30) Business Days after the date on which Purchaser receives written notice thereof from the Seller; provided, however, that the Sellers shall not be entitled to terminate
        --------  -------
this Agreement pursuant to the foregoing clause (ii) as long as Purchaser or Purchaser Parent, as the case may be, are using commercially reasonable efforts to cure such breach or untruth and such breach or untruth is capable of cure on or before the Outside Date;

          (f) By Purchaser, if an Assets Material Adverse Event or a Seller Material Adverse Event occurs and is continuing and such matter is incapable of being remedied or cured on or before the Outside Date; or

          (g) By the Sellers, if a Purchaser Material Adverse Event occurs and is continuing and such matter is incapable of being remedied or cured on or before the Outside Date.

     5.3  Effect of Termination. No termination of this Agreement pursuant to
          ---------------------
Section 5.2 shall be effective until notice thereof is given to the
-----------
non-terminating Party specifying the provision hereof pursuant to which such termination is made. If validly terminated pursuant to Section 5.2, this
                                                       -----------
Agreement shall become wholly void and of no further force and effect without liability to Purchaser, Purchaser Parent, the Sellers or any of their respective Subsidiaries, Affiliates, officers, directors, managers, employees, agents, advisors or other representatives, and each shall be fully released and discharged from any other liability or obligation under or resulting from this Agreement and neither Purchaser nor Purchaser Parent shall have any other remedy or cause of action under or relating to this Agreement or any Applicable Law including, without limitation, for reimbursement of expenses, except that (i) the obligations of an affiliate of the Purchaser Parent under the Confidentiality Agreement and the Hold Harmless and Indemnification Agreement and (ii) the rights and obligations of the Parties under the Escrow Agreement, this Section 5.3 and Sections 1.1, 1.2, 3.1(b), 8.5, 8.6 and Articles XII and
     -----------     ------------  ---  ------  ---  ---     ------------
XIII of this Agreement shall remain in full force and effect.
----

                                   ARTICLE VI

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     Each Seller hereby severely, and not jointly, represents and warrants to Purchaser and Purchaser Parent as follows:

     6.1  Organization and Good Standing. Such Seller is a limited liability
          ------------------------------
company or limited partnership, as the case may be, duly organized or formed (as applicable), validly existing and in good standing under the laws of California and, with respect to EWS and ZWHC subject to the limitations (if any) imposed on such Seller as a result of having filed a petition for relief under the Bankruptcy Code, or pursuant to any Order entered by the Bankruptcy Court, such Seller has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted.

     6.2  Authorization of Agreement. Such Seller has the requisite power and
          --------------------------
authority to execute this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents by such Seller and the consummation by such Seller of the transactions contemplated by this Agreement and the other Transaction Documents have been duly authorized by all necessary action on the part of such Seller, and with respect to ZWP 85-A and ZWP 85-B, by all necessary action on the party of such Seller's general partner. This Agreement and the other Transaction Documents to which such Seller is a party have been duly executed and delivered by such Seller and, assuming due execution and delivery by Purchaser and Purchaser Parent constitute valid and binding obligations of such Seller, enforceable against such Seller in accordance with their respective terms, except to the extent that enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws generally affecting creditors' rights and by equitable principles regardless of whether enforcement is sought in equity or at law.

     6.3  No Violation; Consents.
          ----------------------

          (a) Except as set forth on Schedule 6.3(a) and subject to receiving
                                     ---------------
any consents or waivers referred to thereon or in Section 6.3(b), the execution
                                                  --------------
and delivery by such Seller of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate any provision of the constituent documents of such Seller, (ii) violate any Order of any Governmental Authority to which such Seller is bound or subject other than, such violations, which could not be reasonably expected to be an Assets Material Adverse Event or a Seller Material Adverse Event, (iii) violate any Applicable Law other than, such violations, which would not be reasonably expected to be an Assets Material Adverse Event or a Seller Material Adverse Event, or (iv) except as provided for herein and for Permitted Liens, result in the imposition or creation of any Lien upon the Assets; and

          (b) Except as set forth on Schedule 6.3(b), no Order or Permit issued
                                     ---------------
by, or declaration or filing with, or notification to, or waiver or consent from, any Governmental Authority is required on the part of such Seller in connection with the execution and delivery of this Agreement, or the compliance or performance by such Seller with any provision contained in this Agreement.

     6.4  Litigation. Except as set forth on Schedule 6.4, for matters before
          ----------                         ------------
the Bankruptcy Court involving Affiliates or related entities of such Seller there is no Action or Order pending or, to such Seller's Knowledge, threatened against such Seller relating to the Assets.

     6.5  Title to the Assets. Except as set forth on Schedule 6.5, such Seller
          -------------------                         ------------
has good and marketable title to the Assets to which it purports to own (other than Real Property which is covered in Section 6.13) free and clear of all
                                       ------------
Liens, other than Permitted Liens.

     6.6  Compliance with Law. Such Seller has not received written notice from
          -------------------
any Governmental Authority of any material violation of Applicable Law with respect to the Project, which violation has not been cured, waived or settled. Such Seller is not making any representations or warranties in this Section 6.6
                                                                    -----------
with respect to any Environmental Law or any Applicable Law relating to Taxes, and such matters are addressed in Sections 6.8 and 6.11.
                                  ------------     ----

     6.7  Preferential Rights. Except as set forth on Schedule 6.7, no rights of
          -------------------                         ------------
first offer or refusal or other preferential rights to purchase any of the Assets are held by third parties.

     6.8  Environmental Matters. Except as set forth on Schedule 6.8, with
          ---------------------                         ------------
respect to the Real Property, and except in each case as would not reasonably be expected to result in an Assets Material Adverse Event:

          (a) Such Seller has not received written notice that the Real Property is in violation of any Environmental Laws;

          (b) Neither such Seller nor the Assets to which it purports to own is
(i) subject to any outstanding consent decree, compliance order or administrative order pursuant to an Environmental Law, (ii) in receipt of written notice under the citizen suit provision of any Environmental Law or
(iii) in receipt of any written notice, complaint or claim seeking to impose Environmental Liabilities or Obligations against such Seller, which, in the case of clauses (i), (ii) and (iii), arises from the operation of the Real Property and is unresolved as of the date of this Agreement;

          (c) To such Seller's Knowledge, there has not been and is no Release of a Hazardous Substance at, from, on, under or to the Real Property by such Seller or by any third party that has not been Remediated or which would reasonably be expected to result in any material Environmental Liabilities or Obligations to the Seller;

          (d) To such Seller's Knowledge, such Seller has not performed, or arranged for, the transportation, storage, handling, disposal or treatment of any Hazardous Substance from the Owned Real Property to or at any off site location that is an Environmental Clean-Up Site; and

          (e) To such Seller's Knowledge, the Real Property is not an Environmental Clean-Up Site.

     The provisions of this Section 6.8 are the exclusive representations of the
                            -----------
Seller with respect to matters arising under Environmental Law or relating to Hazardous Substances.

     6.9  Financial Advisors. No Person has acted, directly or indirectly,
          ------------------
as a broker, finder or financial advisor for the Sellers in connection with the transactions contemplated by this Agreement. Neither Purchaser nor Purchaser Parent is or will become obligated to pay any fee or commission or like payment to any broker, finder or financial advisor as a result of the consummation of the transactions contemplated by this Agreement based upon any arrangement made by or on behalf of any Seller or any of its Affiliates.

     6.10 Material Contracts. A list of all material Contracts currently in
          ------------------
effect relating exclusively to the ownership or operation of the Project to which such Seller is a party (or any material Contract with respect to the ownership or operation of the Project to which any Affiliate of such Seller is a party) is set forth in Part I of Schedule 6.10, consisting of the following (the
                                 -------------
agreements and contracts of the types described in clauses (a) through (m), the "Material Contracts"):
 ------------------

          (a) all electricity transmission Contracts and electricity interconnection Contracts;

          (b) all swap, exchange, commodity option or hedging Contracts;

          (c) all operating and maintenance Contracts;

          (d) any Contract requiring a capital expenditure or known commitment by such Seller in excess of $50,000 in any calendar year;

          (e) any Contract which requires known or liquidated expenditures or payments to or from such Seller in excess of $50,000 in any calendar year, other than those that can be terminated without material penalty by such Seller upon not more than one hundred eighty (180) days' notice;

          (f) any Contract under which such Seller is obligated to purchase, sell or lease real or personal property to or from third parties (other than sales of electric energy in the Ordinary Course of Business) having a value in excess of $50,000;

          (g) any Contract that contains a covenant not to compete applicable to the Project;

          (h) any Contract under which such Seller has (1) created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) indebtedness for borrowed money, (2) granted a Lien on the Assets, whether tangible or intangible, to secure such indebtedness for borrowed money or (3) extended credit to any Person in an amount in excess of $50,000 of committed credit;

          (i) any Contract between such Seller, on the one hand, and one or more of such Seller's Affiliates, on the other hand;

          (j) any Contract establishing any joint venture, strategic alliance or other collaboration that is material to the Project;

          (k) all material intellectual property licenses;

          (l) all Contracts providing for payments to or by any Person based on sales, purchase or profits other than direct payments for goods or services; and

          (m) any amendment relating to any of the foregoing.

          No Seller has received written notice from any other party to any Material Contract that such Seller or any Affiliate thereof is currently in breach of such Material Contract which breach has not been remedied, waived or settled, or was not resolved pursuant to Section 365 of the Bankruptcy Code and, to such Seller's Knowledge, no such other party is, in any material respect, in breach of or default under any provision of any such Material Contract except, in each case, for breaches or defaults that would not reasonably be expected to be an Assets Material Adverse Event. Except as set forth on Part II of Schedule
                                                                       --------
6.10, each Material Contract is in full force and effect except where the
----
failure for such Material Contract to be in full force and effect could not reasonably be expected to be an Assets Material Adverse Effect.

     6.11 Taxes. Except as set forth in Schedule 6.11:
          -----                         -------------

          (a) all material Taxes, with respect to the ownership or operation of the Project required to be paid by such Seller on or prior to the Closing Date have been or will be paid by such party;

          (b) all Tax Returns required to be filed by such Seller on or prior to the Closing Date with respect to the Project have been or will be filed (either separately or as a member of a group of Affiliates) with the appropriate Taxing Authorities in all jurisdictions in which such Tax Returns are required to be filed;

          (c) such Tax Returns are true and correct in all material respects, and all Taxes relating to periods ending on or prior to the Closing Date, whether or not reported on such Tax Returns, have been or will be paid;

          (d) Such Seller has not extended or waived the application of any statute of limitations of any jurisdiction regarding the assessment or collection of any Tax relating to Project, nor has any one of them agreed to any extension of the time in which to file any Tax Return relating to the Project for any taxable period, which Tax Return has not since been filed;

          (e) there is no audit, examination, investigation or other proceeding relating to the Project presently pending or, to such Seller's Knowledge, threatened with regard to any Tax or Tax Return of such Seller relating to the Project;

          (f) Such Seller has not received a written ruling from a Taxing Authority relating to any Tax relating to the Project or entered into a written agreement regarding the Project with any Taxing Authority relating to any Tax that could have a continuing effect with respect to the Project for any taxable period for which such Seller has not filed a Tax Return; and

          (g) there are no Liens for Taxes upon the Assets, other than for current Taxes not yet due or payable.

          (h) Such Seller is not a person other than a United States person within the meaning of the Code. Schedule 6.11(b) provides the Certification of Non-Foreign Status by Entity Transferor.

     6.12 Condemnation. Such Seller has not received any written notice from any
          ------------
Governmental Authority of any pending proceeding to condemn or take by power of eminent domain or otherwise by any Governmental Authority, all or any part of the Project that would be likely to be an Assets Material Adverse Event.

     6.13 Real Property.
          -------------

          (a) Schedule 6.13(a) lists all real property relating to the operation of the Project owned by such Seller (such real property, the
"Owned Real Property"). Such Seller has fee title to each parcel of Owned Real
 -------------------
Property free and clear of all Liens, except: (i) Permitted Liens; and (ii) zoning, planning and other limitations and restrictions of record.

          (b) Schedule II sets forth a list of all Leases relating to the
              -----------
operation of the Project. Except as set forth on Schedule II, such Seller
                                                 -----------
is not a lessee, sublessee or grantee under any lease, sublease, easement or right of way grant relating to the Project. The real property subject to the Leases is described on Schedule 6.13 (b) and is hereinafter referred to as the "Leased Real Property." Such Seller has a valid, good and marketable interest
 --------------------
in, and enjoy quiet and undisturbed possession of, the Leased Real Property, free and clear of all Liens, except: (i) Permitted Liens and (ii) zoning, planning and other limitations and restrictions of record. To such Seller's Knowledge, no lessor or grantor is in default in any material respect under any Lease. Subject to the receipt of the consents set forth on Schedule 6.3(b), no
                                                           ---------------
consent or approval of any other Person is required in order to permit the Purchaser to continue as lessee, sublessee or holder of the easement or right of way thereunder after the consummation of the transactions contemplated hereunder on the same terms as in effect on the date of this Agreement.

          (c) Schedule 6.13(c) sets forth a list of all material agreements
              ----------------
under which such Seller possesses an Other Real Property Interest and all amendments thereto relating to the Project. Such Seller has a valid, good and marketable interest in the Other Real Property Interests, free and clear of all Liens, except: (i) Permitted Liens and (ii) zoning, planning and other limitations and restrictions of record.

          (d) Except as disclosed on Schedule 6.13(d) or the Title Policy or
                                     ----------------
Survey, there are no leases, subleases, licenses, occupancy agreements, options, rights, concessions or other agreements or arrangements, written or oral, pursuant to which such Seller has granted to any Person the right to purchase the Owned Real Property, or the right to use or occupy any of the Owned Real Property, Leased Real Property or Other Real Property Interest that would materially and adversely affect the operation of the Assets.

          (e) Except as disclosed on Schedule 6.13(e), such Seller has not
                                     ----------------
received written notice and does not have any Knowledge that:

              (i) there are any pending or threatened proceedings for rezoning or otherwise, which would affect the Real Property or any portion thereof or any improvements thereon;

             (ii) there is any plan, study or effort by any governmental agency to widen, modify or realign any street or road providing access to the Real Property or any portion thereof, or that in any other way could reasonably be expected to materially affect the Seller's current intended use thereof; or

            (iii) there are any mining, mineral or water extraction or development projects in progress or planned to commence on or under the Real Property or any portion thereof.

     6.14 Permits. To such Seller's Knowledge, Schedule 6.14 lists all material
          -------                              -------------
Permits held by such Seller in connection with the operation of the Project. Each such Permit is in full force and effect and such Seller is in compliance with all its obligations with respect thereto except where the failure of such Permit to be in full force and effect could not reasonably be expected to be an Assets Material Adverse Event. There are no proceedings pending or to such Seller's Knowledge threatened which might reasonably be expected to result in the revocation, termination or material adverse modification of any such material Permit relating to the Project. Except as set forth on Schedule 6.14,
                                                                -------------
all required filings with respect to such Permits have been timely made and all required applications for renewal thereof have been timely filed, except for such failure to do any of the foregoing as would not lead to the revocation, cancellation, suspension or adverse modification of any such Permit; except for such filings the absence of which would not be reasonably likely to result in an Assets Material Adverse Event.

     6.15 Insurance. Such Seller has made available to Purchaser a list of all
          ---------
material insurance policies maintained by such Seller and its Affiliates covering the Project. There is no claim, suit or other matter pending under any of such policies as to which coverage has been denied or disputed by the underwriters of such policies. All premiums due and payable under all such policies have been paid and such Seller has otherwise complied in all material respects with the terms and conditions of all such policies. Except as disclosed on Schedule 6.15, as of the date of this Agreement, such Seller has not received
   -------------
any written notice of termination or cancellation as to any such policies.

     6.16 Sagebrush Partners. Each of Sagebrush Partner Seventeen, Inc. and
          ------------------

Sagebrush Partner Eighteen, Inc. is a corporation duly organized, validly existing and in good standing under the laws of California and such entity has the requisite power and authority to own, lease and operate its properties and to carry out its business as now conducted. A list of material contracts currently in effect to which either such entity is a party is set forth on
Schedule 6.10 (items 13 through 20). The Sagebrush Shares constitute all of the issued and outstanding shares of capital stock of Sagebrush Partner Seventeen, Inc. and Sagebrush Partner Eighteen, Inc.

                                  ARTICLE VII

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER
                              AND PURCHASER PARENT

             Purchaser and Purchaser Parent, solely as to itself, hereby represent and warrant to the Sellers as follows:

     7.1  Organization and Good Standing. Purchaser is a limited liability
          ------------------------------
company, duly organized, validly existing and in good standing under the laws of the State of Delaware. Purchaser Parent is a corporation, duly organized, validly existing and in good standing under the laws of the State of California.

     7.2  Authorization of Agreement. Each of Purchaser and Purchaser Parent has
          --------------------------
the requisite power and authority to execute this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents to which it is a party by Purchaser and Purchaser Parent and the consummation by Purchaser and Purchaser Parent of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of Purchaser and Purchaser Parent. This Agreement and the other Transaction Documents to which it is a party have been duly executed and delivered by Purchaser and Purchaser Parent and, assuming due execution and delivery by the Seller, constitute valid and binding obligations of Purchaser and Purchaser Parent, enforceable against Purchaser and Purchaser Parent in accordance with their respective terms, except to the extent that enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws generally affecting creditors' rights and by equitable principles regardless of whether enforcement is sought in equity or at law.

     7.3  No Violation; Consents.
          ----------------------

          (a) Except as set forth on Schedule 7.3(a) and subject to receiving
                                     ---------------
any consents or waivers referred to thereon or in Section 7.3(b), the execution
                                                  --------------
and delivery by Purchaser and Purchaser Parent of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby do not and will not (i) violate any provision of the constituent documents of Purchaser or Purchaser Parent, (ii) violate any Order of any Governmental Authority to which Purchaser or Purchaser Parent is bound or subject, or (iii) violate any Applicable Law.

          (b) Except as set forth on Schedule 7.3(b), no Order or Permit issued
                                     ---------------
by, or declaration or filing with, or notification to, or waiver or consent from, any Governmental Authority is required on the part of Purchaser or Purchaser Parent in connection with the execution and delivery of this Agreement, or the compliance or performance by Purchaser or Purchaser Parent with any of the provisions contained in this Agreement.

     7.4  Litigation. There is no Action or Order pending or, to the knowledge
          ----------
of Purchaser or Purchaser Parent, overtly threatened against Purchaser or Purchaser Parent or any of their respective Affiliates or Subsidiaries that seeks to restrain or prohibit the consummation, or otherwise questions the legality or validity of the transactions contemplated hereby or which would reasonably be expected to be, individually or in the aggregate, a Purchaser Material Adverse Event.

     7.5  Financial Capability. Purchaser has and will have on the Closing Date
          --------------------
sufficient cash and cash equivalents to purchase the Assets and to consummate the transactions contemplated by this Agreement, including, without limitation, payments of fees and expenses contemplated hereunder.

     7.6  Bankruptcy. There are no bankruptcy, reorganization or arrangement
          ----------
proceedings pending against, being contemplated by, or to the knowledge of Purchaser or Purchaser Parent, threatened against Purchaser or Purchaser Parent.

     7.7  Financial Advisors. No Person has acted, directly or indirectly, as a
          ------------------
broker, finder or financial advisor for Purchaser or Purchaser Parent in connection with the transactions contemplated by this Agreement and no Person is entitled to any fee or commission or like payment in respect thereof.

                                  ARTICLE VIII

                                    COVENANTS

     8.1  Access to Information. During the period between the execution of this
          ---------------------
Agreement and the Closing Date (the "Interim Period"), each Seller shall permit,
                                     --------------
and shall use commercially reasonable efforts to cause its Affiliates to permit, Purchaser and its representatives (including its legal advisors and accountants) to have reasonable access, during normal business hours and upon reasonable advance notice, to the properties, books, records and personnel of such Seller pertaining to the Project; provided, that in no event shall such Seller or its
                           --------
Affiliates be obligated to provide (i) access or information in violation of Applicable Law, (ii) bids, letters of intent, expressions of interest, or other proposals received from others in connection with the transactions contemplated by this Agreement or otherwise and information and analyses relating to such communications or (iii) any information, the disclosure of which would jeopardize any privilege available to such Seller or any of its Affiliates relating to such information or would cause such Seller or any of its Affiliates to breach a confidentiality obligation by which it is bound. Purchaser's access to the Project shall be subject to applicable third-party manager/operator approvals, which such Seller shall use commercially reasonable efforts to obtain. In connection with such access, Purchaser's representatives shall cooperate with such Seller's representatives and shall use commercially reasonable efforts to minimize any disruption of the business of the Sellers and/or the manager/operator of the Project, as the case may be. Purchaser agrees to abide by the terms of the Confidentiality Agreement and the Hold Harmless and Indemnification Agreement and any safety rules or rules of conduct reasonably imposed by each Seller or its Affiliates and/or the manager/operator of the Project, as the case may be, with respect to such access and any information furnished to it or its representatives pursuant to this Section 8.1. Purchaser
                                                        -----------
shall indemnify, defend and hold harmless each Seller and its Affiliates and their respective officers, directors, employees and agents from and against any and all Liabilities asserted against or suffered by them relating to, resulting from, or arising out of, examinations or inspections made by Purchaser or its representatives pursuant to this Section 8.1.
                                 -----------

     8.2  Conduct of the Business Pending the Closing. During the Interim
          -------------------------------------------
Period,each Seller shall not:

          (a) sell, lease (as lessor), transfer or otherwise dispose of, any of the Assets other than as sold, leased, transferred, disposed of, used, consumed and replaced in the Ordinary Course of Business or in connection with the payment of amounts due to such Seller or any of its Affiliates or encumber, pledge, mortgage or suffer to be imposed on the Assets to have any encumbrance other than Permitted Liens;

          (b) amend in any material respect, or cancel, any property, liability or casualty insurance policies related thereto, or fail to maintain by self insurance, or with financially responsible insurance companies, insurance in such amounts and against such risks and losses as are consistent with past practice;

          (c) voluntarily terminate, make any waiver under, extend or materially amend any of the Permits, except for such terminations, extensions or amendments as are in the Ordinary Course of Business;

          (d) except in connection with the settlement of item 3 in Schedule 6.4, enter into, voluntarily assign, terminate or amend, in any material respect, any Transferred Contract, or voluntarily release or relinquish any material rights thereunder; or

          (e) enter into an agreement to take any of the foregoing actions.

     8.3  Appropriate Action; Filings. Through the Closing Date, at Purchaser's
          ---------------------------
expense, each Seller and Purchaser shall cooperate with each other and use (and will cause their respective Affiliates to use) commercially reasonable efforts
(i) to take, or to cause to be taken, all actions, including, without limitation, delivery of documents necessary to convey the Assets, and to do, or to cause to be done, all things reasonably necessary, proper or advisable on its part under this Agreement, Applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement including, without limitation, obtaining any consents or approvals of third parties under Transferred Contracts, (ii) to obtain promptly from the FERC or any other Governmental Authority any Orders or Permits required to be obtained by any Seller or Purchaser or any of their respective Subsidiaries or Affiliates in connection with the authorization, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, (iii) to promptly make all necessary filings and thereafter make any other required submissions with respect to this Agreement and prompt consummation of the transactions contemplated hereby required under any Applicable Law and (iv) to provide prompt notification to the other Parties hereto of any actions pursuant to clauses (i) - (iii) of this Section 8.3; provided, however, that nothing in
                               -----------  --------  -------
this Section 8.3 shall be construed as altering the division of expenses with
     -----------
regard to the negotiation, preparation and execution of this Agreement as set forth in Section 13.3.
         ------------

     8.4  Preservation of Records. Each Seller and Purchaser shall each (and
          -----------------------
shall cause their Affiliates to) preserve and keep in its possession all records held by it on and after the date hereof relating to the Assets for a period of three (3) years or such longer period as may be required by Applicable Law; (provided, however, that in no event shall any such Seller be required to
 --------  -------
preserve such records after the Bankruptcy Cases are closed) and shall make such records and personnel (to the extent available) available to the other Party as may reasonably be required by such Party in connection with, among other things, any insurance claims or legal proceedings involving the Project, or any governmental investigations of any such Seller or Purchaser or any of their respective Affiliates related to the Project or in order to enable any such Seller or Purchaser or any of their respective Affiliates to comply with their respective obligations under this Agreement and each other agreement, document or instrument contemplated hereby or thereby; provided, however, that in no
                                              --------  -------
event shall any such Seller be obligated to provide any information the disclosure of which would jeopardize any privilege available to any such Seller or any of its Affiliates relating to such information or which would cause any such Seller or any of its Affiliates to breach a confidentiality obligation to which it is bound. Purchaser further acknowledges that any such Seller or its Affiliates shall be entitled to copy any such records at such Seller's sole cost and expense and to retain such records. After the expiration of any applicable retention period, before Purchaser shall dispose of any of such records, at least ninety (90) days' prior notice to such effect shall be given by Purchaser to each Seller or its successor (or a Person designated by such Seller) and each Seller (or Persons designated by the Seller) shall have the opportunity (but not the obligation), at its sole cost and expense, to remove and retain all or any part of such records as it may in its sole discretion select.

     8.5  Confidentiality. The Parties acknowledge that an affiliate of
          ---------------
Purchaser and an affiliate of each Seller previously executed a confidentiality agreement dated May 19, 2004 (the "Confidentiality Agreement").
                                                   -------------------------
The Parties acknowledge and agree that this Agreement (and the schedules and exhibits attached hereto) may be disclosed in connection with the administration of the Bankruptcy Cases and that such disclosure will not be deemed to violate any confidentiality obligations owing to any Party, whether pursuant to this Agreement, the Confidentiality Agreement or otherwise.

     8.6  Public Announcements. Except as contemplated by Section 8.5, none of
          --------------------                            -----------
the Sellers, Purchaser or Purchaser Parent or any of their respective Affiliates, or any of their agents or representatives, shall issue any press release or public statement concerning this Agreement or the transactions contemplated hereby without obtaining the prior written approval of the other Parties, which shall not be unreasonably withheld or delayed, unless such disclosure is required by Applicable Law, Order or obligations pursuant to any agreement with any national securities exchange or with respect to filings to be made with the Bankruptcy Court in connection with the Bankruptcy Cases; provided, that the Party intending to make such release shall give the other Parties prior notice and shall use commercially reasonable efforts consistent with such Applicable Law, Order or obligation to consult with the other Parties with respect to the text thereof.

     8.7  Use of Name. Following the Effective Date, none of Purchaser,
          -----------
Purchaser Parent or any of their respective Affiliates shall have any right, title or interest in (i) the name "Enron" (or any variation thereof),
(ii) the legal name of the Seller or its Affiliates or (iii) any trademarks, trade names, logos or symbols related thereto. As soon as reasonably practicable following the Closing (and in any event, within sixty (60) days thereafter), Purchaser shall remove all trademarks, trade names, logos and symbols related to
(i) the name "Enron" or (ii) the legal name of any Seller or its Affiliates from the Assets (including all signs) that are visible to, or obtainable by, members of the public; provided, however, that Purchaser shall not be required to remove
               --------  -------
the name "Enron" if and to the extent it may be affixed to any Turbines.

     8.8  Further Assurances. Each Seller and Purchaser agree that from and
          ------------------
after the Closing Date, each of them will, and will cause their respective Affiliates to, execute and deliver such further instruments of conveyance and transfer and take such other action as may reasonably be requested by any Party to carry out the purposes and intents hereof.

     8.9  Purchaser Parent Guarantee.
          --------------------------

          (a) Purchaser Parent hereby unconditionally, irrevocably and absolutely guarantees to each Seller to make the due and punctual payment of the Deposit and the Purchase Price (collectively, the "Obligations"). The
                                                          -----------
guarantee under this Section 8.9 is a guarantee of timely payment and
                     -----------
performance of the Obligations and not merely of collection.

          (b) To the fullest extent permitted by Applicable Law, the obligations of Purchaser Parent hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by, (i) any change in the organizational structure or ownership of Purchaser or Purchaser Parent or the bankruptcy, insolvency, reorganization, dissolution, liquidation or other similar proceeding relating to Purchaser or any Affiliate or Subsidiary of either Purchaser or Purchaser Parent or (ii) any neglect, delay, omission, failure or refusal of Purchaser or the Seller to take or prosecute any action in connection with this Agreement or any other agreement delivered in connection herewith. In connection with this Section 8.9, Purchaser Parent unconditionally
                                  -----------
waives: (i) any right to receive demands, protests, or other notices of any kind or character whatsoever, as the same may pertain to Purchaser, (ii) any right to require any Seller to proceed first against Purchaser or to exhaust any security held by any Seller or to pursue any other remedy, (iii) any defense based upon an election of remedies by any Seller, (iv) any duty of any Seller to advise Purchaser Parent of any information known to such Seller regarding Purchaser or its ability to perform under this Agreement, and (v) all suretyship and other defenses of every kind and nature.

          (c) The obligations of Purchaser Parent under this Section 8.9 shall
                                                             -----------
be automatically reinstated if and to the extent that for any reason any payment or other performance by or on behalf of Purchaser in respect of the Obligations are rescinded or must be otherwise restored, and Purchaser Parent agrees that it will indemnify each Seller on demand for all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Seller in connection with such rescission or restoration. If in connection with the foregoing, any Seller is required to refund part or all of any payment of Purchaser, such payment by such Seller shall not constitute a release of Purchaser Parent from any liability hereunder, and Purchaser Parent's liability hereunder shall be reinstated to the fullest extent allowed under Applicable Law and shall not be construed to be diminished in any manner.

          (d) This Section 8.9 shall survive the Closing and shall remain in
                   -----------
full force and effect, subject to the provisions of Section 8.9(c).
                                                    --------------

     8.10 Supplements to Schedules and Exhibits. During the Interim Period, each
          -------------------------------------
Seller may by written notice to Purchaser, from time to time, supplement and amend the Schedules and Exhibits to this Agreement with respect to any matter hereafter arising which, if existing or occurring as of the date of this Agreement, would have been required to be set forth in such Schedule or Exhibit. Such supplements or amendments will be effective to cure or correct, for all purposes, any breach of any representation or warranty which would have existed if such Seller had not made such supplements or amendments, so long as such supplements or amendments individually, or in the aggregate, do not constitute a Seller Material Adverse Event or an Assets Material Adverse Event.

     8.11 Permits. Purchaser shall be responsible for and will exercise
          -------
commercially reasonable efforts in securing the transfer, reissuance or procurement of any Permits required to own, operate or maintain the Project. Each Seller shall at Purchaser's expense cooperate with Purchaser's efforts in this regard and assist in any transfer or reissuance of a Permit held by such Seller, or the procurement of any other Permit related to the Project when so reasonably requested by Purchaser.

     8.12 Consents. As soon as practicable after execution of this Agreement,
          --------
(i) each Seller shall use commercially reasonable efforts to obtain any required third party consents to the transactions contemplated herein; and (ii) Purchaser and Purchaser Parent shall reasonably cooperate with such Seller's efforts to obtain such approvals (including providing such financial and operating history and other information reasonably requested by any Seller in order to obtain such approvals); provided, however, that such Seller shall not be obligated to pay
            --------  -------
any consideration therefor to any third party from whom consent or approval is requested.

     8.13 Condition of Title. Prior to the Closing, Seller will cause to be
          ------------------
delivered to Purchaser and Purchaser Parent (a) the Title Policy and (b) the Survey. By their execution of this Agreement, Purchaser and Purchaser Parent acknowledge and agree that all exceptions, conditions and other matters shown by the Title Policy or the Survey are acceptable to Purchaser and Purchaser Parent, and that Purchaser shall take title to the Real Property at Closing subject to all such matters. All exceptions, conditions and other matters shown by either or both the Title Policy or the Survey shall be included in the definition of Permitted Liens for all purposes hereunder.

                                   ARTICLE IX

                              CONDITIONS TO CLOSING

     9.1  Conditions Precedent to Obligations of Each Party. The respective
          -------------------------------------------------
obligations of each Seller, Purchaser and Purchaser Parent to consummate the transactions contemplated by this Agreement are subject to the fulfillment, on or prior to the Closing Date, of the following conditions:

          (a) No Order issued by any court of competent jurisdiction preventing the consummation of the transactions contemplated hereby shall be in effect, nor shall any material proceeding initiated by any Governmental Authority of competent jurisdiction having valid enforcement authority seeking such an Order be pending, nor shall there be any Action taken, or any Law or Order enacted, entered or enforced that has not been subsequently overturned or otherwise made inapplicable to this Agreement, that makes the consummation of the transactions contemplated hereby illegal;

          (b) Any approvals required by the FERC, the California Public Utilities Commission and other regulatory authorities applicable to the transactions contemplated hereby shall have been obtained; and

          (c) All consents set forth on Schedules 6.3(a) and 6.3(b) shall have
                                        ----------------     ------
been obtained or waived.

     9.2  Conditions Precedent to Obligations of Purchaser and Purchaser Parent.
          ---------------------------------------------------------------------
The obligation of Purchaser and Purchaser Parent to consummate the transactions contemplated by this Agreement is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by Purchaser and Purchaser Parent in their sole and absolute discretion, in whole or in part, subject to Applicable Law):

          (a) All of the representations and warranties of each Seller contained herein shall be true and correct on and as of the Closing Date, except those representations and warranties of such Seller that speak of a certain date, which representations and warranties shall have been true and correct as of such date; provided, however, that this condition shall be deemed to have been
      --------  -------
satisfied so long as any failure of such representations and warranties to be true and correct, individually or in the aggregate, does not constitute and would not reasonably be expected to constitute an Assets Material Adverse Event or a Seller Material Adverse Event;

          (b) The Sellers shall have performed and complied in all material respects with all material obligations and covenants required by this Agreement to be performed or complied with by the Sellers on or prior to the Closing Date;

          (c) Purchaser and Purchaser Parent shall have been furnished with the documents referred to in Section 10.1; and
                         ------------

          (d) No Assets Material Adverse Event or Seller Material Adverse Event shall have occurred and be continuing.

     9.3  Conditions Precedent to Obligations of the Seller. The obligation of
          -------------------------------------------------
the Sellers to consummate the transactions contemplated by this Agreement is subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any or all of which may be waived by each such Seller in its sole and absolute discretion, in whole or in part, subject to Applicable
Law):

          (a) All of the representations and warranties of Purchaser and Purchaser Parent contained herein shall be true and correct on and as of the Closing Date, except those representations and warranties of Purchaser and Purchaser Parent that speak of a certain date, which representations and warranties shall have been true and correct as of such date; provided, however,
                                                             --------  -------
this condition shall be deemed to have been satisfied so long as any failure of such representations and warranties to be true and correct, individually or in the aggregate, does not constitute and would not reasonably be expected to constitute a Purchaser Material Adverse Event;

          (b) Purchaser and Purchaser Parent shall have paid the Purchase
Price in full and performed and complied in all material respects with all material obligations and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date;

          (c) Purchaser shall have furnished to the Sellers reasonably acceptable documentation that Purchaser is qualified to do business in the jurisdictions in which the Assets are located and to own and, where applicable, operate the Project and, with respect to Assets to be operated by Purchaser after Closing, has posted all bonds required by Governmental Authorities;

          (d) The Sellers shall have obtained all necessary Approvals;

          (e) No Purchaser Material Adverse Event shall have occurred and be continuing;

          (f) The Sellers shall have been furnished with the documents referred to in Section 10.2; and
      ------------

          (g) All of the conditions precedent required for the closing of the transaction contemplated by the South Tehachapi Hill Purchase Agreement shall have been satisfied or waived by the applicable party.

                                   ARTICLE X

                            DOCUMENTS TO BE DELIVERED

     10.1 Documents to be Delivered by the Sellers. At or prior to the Closing,
          ----------------------------------------
the Sellers shall deliver, or cause to be delivered, to Purchaser and Purchaser Parent the following:

          (a) a certificate of an officer of Enron Renewable Energy Corp., an indirect owner of Seller or the general partner of such Seller certifying that the closing conditions set forth in Sections 9.2(a) (with respect to the
                                    ---------------
Seller's representations and warranties) and 9.2(b) (with respect to the
                                             ------
Seller's obligations and covenants) have been satisfied;

          (b) the Assignment and Bill of Sale (in sufficient counterparts to facilitate recording) substantially in the form of Exhibit C and such other
                                                   ---------
instruments of conveyance reasonably necessary for the transfer of the Assets, duly executed by the Seller;

          (c) all documents or instruments reasonably necessary to transfer the interest of the appropriate Seller in the Leased Real Property;

          (d) originally executed copies of the Transaction Documents executed by all parties thereto other than Purchaser and Purchaser Parent;

          (e) copies of any and all Contracts entered into or obtained during the Interim Period relating to the Assets;

          (f) an executed Quitclaim Deed (substantially in the form attached hereto as Exhibit B), whereby the applicable Seller transfers the Owned Real
          ---------
Property to Purchaser;

          (g) the Records of the Sellers, complete in all material respects;
and

          (h) an affidavit, in a form prepared by Purchaser and reasonably acceptable to the applicable Seller, made under penalty of perjury, pursuant to the Foreign Investment in Real Property Tax Act.

     10.2 Documents to be Delivered by Purchaser. At or prior to the Closing,
          --------------------------------------
Purchaser shall deliver, or cause to be delivered, to the Sellers the following:

          (a) evidence of the wire transfers referred to in Section 3.2 hereof;
                                                            -----------

          (b) a certificate of an officer of each of Purchaser and Purchaser Parent certifying that the closing conditions set forth in Sections 9.3(a) (with
                                                           ---------------
respect to Purchaser's and Purchaser Parent's representations and warranties) and 9.3(b) (with respect to Purchaser's and Purchaser Parent's obligations and
    ------
covenants) have been satisfied;

          (c) the Assignment and Bill of Sale (in sufficient counterparts to facilitate recording) substantially in the form of Exhibit C and such other
                                                   ---------
instruments of conveyance reasonably necessary for the transfer of the Assets, duly executed by Purchaser; and

          (d) originally executed copies of the Transaction Documents executed by all parties thereto other than the Sellers.

                                   ARTICLE XI

                                      TAXES

          11.1 Transfer Taxes. All sales, use, gross, receipts, transfer,
               --------------
filing, recordation, registration, documentary, stamp, and similar Taxes and fees ("Transfer Taxes") arising from or associated with the transactions
       --------------
contemplated hereunder, whether levied on Purchaser or the Sellers, shall be borne and paid by Purchaser. Purchaser shall, at its own expense, file any necessary Transfer Tax Returns and other documentation with respect to any Transfer Taxes and provide to the Sellers evidence of filing of all such Tax Returns. Purchaser agrees to indemnify each Seller if such Seller has paid and hold each Seller harmless from any claims for such Transfer Taxes, including penalties or interest arising therefrom. The Sellers and Purchaser will reasonably cooperate with one another to lawfully minimize such Transfer Taxes.

          11.2 Proration and Payment of Certain Taxes. The Seller shall be
               --------------------------------------
responsible for that portion of Taxes with respect to the Assets that accrue for taxable periods (or portions thereof) ending on or prior to the Effective Date , including but not limited to real and personal property taxes. Purchaser shall be responsible for all such Taxes (excluding any Taxes of the Sellers or any of their Affiliates in respect of its income or capital) with respect to the Assets, that accrue for taxable periods (or portions thereof) commencing after the Effective Date. With respect to Taxes to be prorated in accordance with this
Section 11.2, Purchaser shall prepare and timely file all Tax Returns required
------------
to be filed after the Closing Date with respect to the Assets, if any. To the extent any Taxes shown due on any such Tax Return are payable by a Seller (and have not been paid to such Seller pursuant to Section 3.4) pursuant to this
                                              -----------
Section 11.2, Purchaser shall provide such Seller with copies of any such Tax
------------
Return at least 20 days prior to the due date for filing such return, and such Seller shall have the right to review and approve such Tax Return for 15 days following receipt thereof. The Sellers and Purchaser shall attempt in good faith to mutually resolve any disagreements regarding such Tax Return prior to the due date for filing thereof. Unless already paid pursuant to Section 3.4, the
                                                         -----------
Sellers shall pay their proportionate share of such Taxes to Purchaser (except to the extent any such Seller disputes such Taxes in good faith) no later than five (5) Business Days prior to the due date for such Taxes. To the extent any dispute arises between the Parties with respect to the payment of any Taxes, the Parties shall attempt to resolve such dispute in good faith for thirty (30) days following notice of such dispute.

          11.3 Tax Proceedings. In the event any Seller, Purchaser or Purchaser
               ---------------
Parent receives notice of any Tax audit, examination, claim, adjustment or other such proceeding ("Tax Proceeding") for which Purchaser may be responsible under
                  --------------
Section 11.1 or any Seller or Purchaser may be responsible under Section 11.2,
------------                                                     ------------
they shall notify the other Parties in writing within thirty (30) days of receiving notice thereof. Each Party shall have the authority to control and settle, at its own expense, any Tax Proceeding that relates solely to Taxes for which such Party may be liable. The Sellers shall have the authority to control and settle, at its own expense, any Tax Proceeding that relates to periods prior to Closing. However, no Party shall enter into any settlement with a Taxing Authority without the prior written consent of the other Parties, which consent shall not be unreasonably withheld, if such settlement should require payment from any Party other than the settling Party. If the Parties are unable to reach an agreement as to a proposed settlement, the Party who does not want to agree shall pay any and all costs arising out of the continuation of the Tax Proceeding as well as any additional Taxes incurred above and beyond the rejected settlement amount. The Parties shall cooperate with each other and with their respective Affiliates in the negotiations and settlement of any Tax Proceeding described in this Section 11.3. Each Party shall provide, or cause to
                             ------------
be provided, to the other Party necessary authorizations, including powers of attorney, to control any proceeding which such Party is entitled to control.

          11.4 Allocation of Purchase Price. No later than the tenth (10th) day
               ----------------------------
prior to the Closing Date, the Parties shall agree upon a good faith allocation of the Purchase Price (which for purposes of this Section 11.4 shall include
                                                  ------------
relevant Assumed Liabilities required to be treated as part of the Purchase Price for Tax purposes) among the Assets, which allocation shall be set forth on and attached hereto as Schedule 11.4. Purchaser and the Sellers shall follow
                       -------------
such allocation for all Tax purposes and agree not to take any position inconsistent with such allocation. If such allocation is disputed by any Taxing Authority, the Party receiving notice of such dispute shall promptly notify the other Parties, and the Parties shall use commercially reasonable efforts to sustain the allocation. Purchaser and the Seller agree to file United States Internal Revenue Service Form 8594 in accordance with the allocation of the Purchase Price set forth on Schedule 11.4. Purchaser shall prepare such Form
                            -------------
8594 in accordance with the agreed upon allocation and shall deliver a copy to each Seller at least sixty (60) days prior to the filing due date for the forms for the review by the Sellers. Within twenty (20) days after receipt of such Form 8594, the Sellers will notify Purchaser whether it has any proposed revisions to such form and the Parties will make a good faith attempt to resolve any disagreements with respect to such form. Upon the resolution of any such disagreements, Purchaser and the Sellers shall file Form 8594 with their respective Tax Returns and, in the event the Parties are unable to resolve such disagreement, each Party shall file its own version of such form, provided that the allocation of the Purchase Price on Form 8594 for the Sellers and Purchaser must be consistent with Schedule 11.4. Purchaser and the Sellers agree to share
                        -------------
information and cooperate to the extent reasonably necessary to permit the transactions contemplated by this Agreement to be properly, timely, and consistently reported.

                                  ARTICLE XII

                                   LIMITATIONS

     12.1 Purchaser's and Purchaser Parent's Review.
          -----------------------------------------

          (a) Due Diligence. Each of Purchaser and Purchaser Parent acknowledge
              -------------
that, prior to its execution of this Agreement, (i) it has been afforded access to and the opportunity to inspect the Assets, the assets and properties of the Sellers, relating to the Project, including, without limitation, the Turbines and all other due diligence items made available by the Sellers with respect thereto and (ii) it is relying upon only those representations and warranties that are expressly contained herein solely for purposes of establishing Purchaser's and Purchaser Parent's obligation to consummate the transactions contemplated by this Agreement upon satisfaction of the condition to closing contained in Section 9.2(a). Purchaser and Purchaser Parent: (A) are not relying
             --------------
upon any representations, warranties, statements, advice, documents, projections or other information of any type provided by the Sellers other than those representations and warranties expressly set forth in this Agreement; (B) has entered into this Agreement with a full understanding of the material terms and risks of the same; and (C) has made the purchase decision (including regarding the suitability thereof) based upon its own judgment and any advice from such advisors as it has deemed necessary and not in reliance upon any view expressed by any Seller. Purchaser and Purchaser Parent shall be entitled to rely upon the representations and warranties contained herein notwithstanding any investigation or due diligence review thereby solely for purposes of establishing Purchaser's and Purchaser Parent's obligation to consummate the transactions contemplated by this Agreement upon satisfaction of the condition to closing contained in Section 9.2(a).
                        --------------

          (b) Limited Duties. Any and all duties and obligations which any Party
              --------------
may have to any other Party with respect to or in connection with the Assets, this Agreement or the transactions contemplated hereby are limited to those specifically set forth in this Agreement. Neither the duties nor obligations of any Party, nor the rights of any Party, shall be expanded beyond the terms of this Agreement on the basis of any legal or equitable principle or on any other basis whatsoever. Neither any equitable or legal principle nor any implied obligation of good faith or fair dealing nor any other matter requires any Party to incur, suffer or perform any act, condition or obligation contrary to the terms of this Agreement, whether or not existing and whether foreseeable or unforeseeable. Each of the Parties hereto acknowledges that it would be unfair, and that it does not intend, to increase any of the obligations of any other Party under this Agreement on the basis of any implied obligation or otherwise.

     12.2 LIMITATION OF REPRESENTATIONS AND WARRANTIES. EXCEPT FOR THE
          --------------------------------------------
REPRESENTATIONS AND WARRANTIES SET FORTH IN ARTICLE VI, EACH SELLER IS NOT
                                            ----------
MAKING ANY OTHER REPRESENTATIONS OR WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, CONCERNING ANY SELLER OR THE ASSETS OR LIABILITIES OF ANY SELLER, INCLUDING THE PROJECT AND IT IS UNDERSTOOD THAT PURCHASER, TAKES THE ASSETS "AS IS" AND "WHERE IS." PURCHASER AND PURCHASER PARENT ACKNOWLEDGE THAT EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, EACH SELLER HAS NOT MADE, AND EACH SELLER HEREBY EXPRESSLY DISCLAIMS AND NEGATES, AND PURCHASER AND PURCHASER PARENT HEREBY EXPRESSLY WAIVE, ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE RELATING TO, AND, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, PURCHASER AND PURCHASER PARENT HEREBY EXPRESSLY WAIVE AND RELINQUISH ANY AND ALL RIGHTS, CLAIMS AND CAUSES OF ACTION AGAINST EACH SELLER AND ITS AFFILIATES AND EACH OF ITS REPRESENTATIVES IN CONNECTION WITH THE ACCURACY, COMPLETENESS OR MATERIALITY OF ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) HERETOFORE FURNISHED TO PURCHASER, PURCHASER PARENT OR THEIR RESPECTIVE REPRESENTATIVES BY OR ON BEHALF OF ANY SELLER OR ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES IN CONNECTION THEREWITH. WITHOUT LIMITING THE FOREGOING, EACH SELLER IS NOT MAKING ANY REPRESENTATION OR WARRANTY TO PURCHASER OR PURCHASER PARENT WITH RESPECT TO
(I) THE INFORMATION SET FORTH IN THE SUMMARY INFORMATION MEMORANDUM DATED OCTOBER 2005, (II) THE TURBINES OR (III) ANY FINANCIAL PROJECTION OR FORECAST RELATING TO THE PROJECT, ASSETS OR LIABILITIES OF ANY SELLER. WITH RESPECT TO ANY PROJECTION OR FORECAST DELIVERED ON BEHALF OF ANY SELLER TO PURCHASER OR PURCHASER PARENT OR THEIR RESPECTIVE REPRESENTATIVES, PURCHASER AND PURCHASER PARENT ACKNOWLEDGE THAT (I) THERE ARE UNCERTAINTIES INHERENT IN ATTEMPTING TO MAKE SUCH PROJECTIONS AND FORECASTS, (II) EACH IS FAMILIAR WITH SUCH UNCERTAINTIES, (III) EACH IS TAKING FULL RESPONSIBILITY FOR MAKING ITS OWN EVALUATION OF THE ADEQUACY AND ACCURACY OF ALL SUCH PROJECTIONS AND FORECASTS FURNISHED TO IT, AND (IV) EACH SHALL HAVE NO CLAIM AGAINST THE SELLER OR ITS AFFILIATES WITH RESPECT THERETO. THE FOREGOING SHALL NOT CONSTITUTE A WAIVER OF ANY CAUSE OF ACTION FOR FRAUD.

     12.3 NO CONSEQUENTIAL OR PUNITIVE DAMAGES. NO PARTY HERETO (OR ITS
          ------------------------------------
AFFILIATES) SHALL, UNDER ANY CIRCUMSTANCE, BE LIABLE TO EACH OTHER OR ANY OTHER PARTY (OR ITS AFFILIATES) FOR ANY CONSEQUENTIAL, EXEMPLARY, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES CLAIMED BY EACH OTHER OR SUCH OTHER PARTY UNDER THE TERMS OF OR DUE TO ANY BREACH OF THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUE OR INCOME, COST OF CAPITAL, OR LOSS OF BUSINESS REPUTATION OR OPPORTUNITY.

     12.4 ENVIRONMENTAL RELEASE. AT CLOSING, EACH SELLER, PURCHASER AND
          ---------------------
PURCHASER PARENT EACH SHALL, WITHOUT FURTHER ACTION ON THE PART OF ANY SELLER, PURCHASER OR PURCHASER PARENT, RESPECTIVELY, ABSENT FRAUD, RELEASE AND DISCHARGE ONE ANOTHER, EXCEPT TO THE EXTENT SET FORTH IN SECTION 4.2(C) OF THIS AGREEMENT, WITH RESPECT TO ANY AND ALL CLAIMS AT LAW OR IN EQUITY, KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR ARISING IN THE FUTURE, CONTINGENT OR OTHERWISE, WITH RESPECT TO ANY ENVIRONMENTAL LIABILITIES AND OBLIGATIONS ASSOCIATED WITH THE PROJECT, THE ASSETS AND THE TURBINES. EXCEPT AS SET FORTH IN SECTION 4.2(C) OF THIS AGREEMENT, WITH RESPECT TO ALL PERIODS FROM AND AFTER CLOSING, PURCHASER EXPRESSLY ACKNOWLEDGES THE RISK THAT THE ASSETS MAY INCLUDE WASTE MATERIALS, INCLUDING, BUT NOT LIMITED TO HAZARDOUS SUBSTANCES.

     12.5 GENERAL RELEASE. AT CLOSING, EACH OF THE SELLERS, PURCHASER AND
          ---------------
PURCHASER PARENT SHALL, WITHOUT FURTHER ACTION ON THE PART OF THE SELLER, PURCHASER OR PURCHASER PARENT, RESPECTIVELY, ABSENT FRAUD, RELEASE AND DISCHARGE ANY AND ALL RIGHTS, CLAIMS OR CAUSES OF ACTION, AT LAW OR IN EQUITY, KNOWN OR UNKNOWN, CONTINGENT OR OTHERWISE, AGAINST ONE ANOTHER OR THEIR RESPECTIVE AFFILIATES WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY; PROVIDED, HOWEVER, THAT ALL COVENANTS AND AGREEMENTS, WHICH, BY THEIR
        -----------------
EXPRESS TERMS (INCLUDING WITHOUT LIMITATION SECTION 4), CONTEMPLATE PERFORMANCE AFTER THE CLOSING DATE, SHALL NOT BE RELEASED OR DISCHARGED PURSUANT TO THIS
SECTION 12.5.
------------

     12.6 No Recourse Except as expressly set forth herein, absent fraud, no
          -----------
past, present or future director, officer, employee, member, shareholder, incorporator, partner and/or Affiliate of any Party shall have any liability to any Party for any obligations of any Party under this Agreement.

                                  ARTICLE XIII

                                  MISCELLANEOUS

     13.1 Nonsurvival of Representations, Warranties and Certain Covenants. All
          ----------------------------------------------------------------
representations, warranties, covenants and agreements of the Parties made herein or in any other agreement delivered pursuant to this Agreement shall not survive beyond the Effective Date or a termination of this Agreement and there shall be no liability in respect thereof, whether such liability has accrued prior to or after the Effective Date , on the part of any Party or any of its officers, directors, employees, agents or Affiliates; provided however, that all covenants and agreements, which, by their terms, contemplate performance after the Effective Date, shall survive in accordance with their terms; provided further that any such survival (except as set forth in Section 8.4) shall not exceed one
                                               -----------
year from the Closing Date.

     13.2 Remedies. Purchaser and Purchaser Parent acknowledge and agree that
          --------
the only remedy for a breach of any representation or warranty made by a Seller, or any covenant required to be performed by a Seller prior to the Closing, shall be Purchaser's option to terminate this Agreement pursuant to and to the extent permitted by Section 5.2(b) or 5.2(d) as a result of the Closing not having
             --------------    ------
occurred by the Outside Date due to such breach and to receive the Deposit to the extent permitted by Section 3.1(d).
                        --------------

     13.3 Expenses. Except as otherwise set forth in this Agreement (including
          --------
Section 8.3), each Party shall bear its own expenses (including, without
-----------
limitation, attorneys' fees) incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby. Purchaser shall bear the cost and expense of any title insurance obtained by Purchaser in connection with this Agreement.

     13.4 Incorporation of Exhibits and Schedules. The exhibits and schedules
          ---------------------------------------
identified in this Agreement are incorporated herein by reference and made a part hereof. Any information disclosed on any schedule hereto shall be deemed disclosed solely with respect to such schedule and any matter disclosed in any section of a schedule shall be deemed disclosed solely with respect to such section of such schedule.

     13.5 Submission to Jurisdiction.
          --------------------------

          (a) Without limiting any Party's right to appeal any Order of the Bankruptcy Court, (i) the Bankruptcy Court shall retain exclusive jurisdiction to enforce the terms of this Agreement and to decide any claims or disputes which may arise or result from, or be connected with, this Agreement, any breach or default hereunder, or the transactions contemplated hereby, and (ii) any and all Actions related to the foregoing shall be filed and maintained only in the Bankruptcy Court, and the Parties hereby consent to and submit to the jurisdiction and venue of the Bankruptcy Court and shall receive notices at such locations as indicated in Section 13.12; provided, however, that if the
                          -------------  --------  -------
Bankruptcy Cases have closed, or the Bankruptcy Court will not review a claim or claims brought pursuant to this Agreement, the Parties agree to unconditionally and irrevocably submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in New York County or the Commercial Division, Civil Branch of the Supreme Court of the State of New York sitting in New York County and any appellate court from any thereof, for the resolution of any such claim or dispute.

          (b) The Parties hereby unconditionally and irrevocably waive, to the fullest extent permitted by Applicable Law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in any court specified in paragraph (a) above, or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (c) Each of the Parties hereby consents to process being served by any Party to this Agreement in any suit, Action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 13.12; provided,
                                                  -------------  --------
however, that such service shall not be effective until the actual receipt
-------
thereof by the Party being served.

     13.6 Waiver of Jury Trial. THE PARTIES HEREBY IRREVOCABLY AND
          --------------------
UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.6.
                                              ------------

     13.7 No Right of Set-Off. Each of Purchaser and Purchaser Parent for itself
          -------------------
and for its Subsidiaries, Affiliates, successors and assigns hereby unconditionally and, irrevocably waives any rights of set-off, netting, offset, recoupment, or similar rights that Purchaser or Purchaser Parent or any of their respective Subsidiaries, Affiliates, successors and assigns has or may have with respect to the payment of the Purchase Price, or any other payments to be made by Purchaser or Purchaser Parent pursuant to this Agreement or any other document or instrument delivered by Purchaser or Purchaser Parent in connection herewith.

     13.8 Time of Essence. With regard to all dates and time periods set forth
          ---------------
or referred to in this Agreement, time is of the essence.

     13.9 Entire Agreement; Amendments and Waivers. This Agreement (including
          ----------------------------------------
the schedules and exhibits hereto), the Confidentiality Agreement, the Hold Harmless and Indemnification Agreement and the other Transaction Documents represent the entire understanding and agreement between the Parties with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the Party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any Party, shall be deemed to constitute a waiver by the Party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     13.10 Governing Law. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE
           -------------
PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE EXCLUSIVELY GOVERNED BY AND INTERPRETED, CONSTRUED, AND DETERMINED IN ACCORDANCE WITH, THE APPLICABLE PROVISIONS OF THE BANKRUPTCY CODE AND THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICT OF LAWS PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

     13.11 Table of Contents and Headings. The table of contents and section
           ------------------------------
headings of this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

     13.12 Notices. All notices and other communications under this Agreement
           -------
shall be in writing and shall be deemed duly given (i) when delivered personally or by prepaid overnight courier, with a record of receipt, (ii) the fourth day after mailing if mailed by certified mail, return receipt requested, or (iii) the day of transmission, if sent by facsimile or telecopy during regular business hours or the day after transmission, if sent after regular business hours (with a copy promptly sent by prepaid overnight courier with record of receipt or by certified mail, return receipt requested), to the Parties at the following addresses or telecopy numbers (or to such other address or telecopy number as a Party may have specified by notice given to the other Party pursuant to this provision):

     If to any Seller:
     ----------------
                     Enron Wind Systems, LLC
                     Four Houston Center
                     1221 Lamar, Suite 1600
                     Houston, Texas 77010
                     Fax: (713) 646-3225
                     Attention: Jesse Neyman

     With a copy to:

                     LN Legal Consulting Group LLP
                     520 South Grand Avenue, Suite 610
                     Los Angeles, California 90071
                     Attention: John Lamb


     If to Purchaser or Purchaser Parent:
     -----------------------------------

                     AES Tehachapi Wind, LLC
                     4300 Wilson Blvd.
                     Suite 1100
                     Arlington, VA 22203
                     Attn:  Martin Crotty

     With a copy to:

                     AES Tehachapi Wind, LLC
                     4300 Wilson Blvd.
                     Suite 1100
                     Arlington, VA 22203
                     Attn:  Edward C. Hall

     13.13 Severability. If any provision of this Agreement is invalid or
           ------------
unenforceable, the balance of this Agreement shall remain in effect.

     13.14 Binding Effect; Assignment. This Agreement shall be binding upon and
           --------------------------
inure to the benefit of the Parties and their respective successors and permitted assigns. Except as set forth in Sections 5.3, 8.1, 8.4, 8.5, 8.6, 8.7,
                                          ------------  ---  ---  ---  ---  ---
13.1, 13.14 and Articles XI and XII, nothing in this Agreement shall create or
----  -----     -----------     ---
be deemed to create any third party beneficiary rights in any Person not a party to this Agreement. No assignment of this Agreement or of any rights or obligations hereunder may be made by any Seller, Purchaser or Purchaser Parent (by operation of law or otherwise) without the prior written consent of the other Parties and any attempted assignment without the required consents shall be void.

     13.15 Counterparts. This Agreement may be executed in any number of
           ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

            [The Remainder of This Page Is Intentionally Left Blank.]

          IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

ZWHC LLC                                      ENRON WIND SYSTEMS, LLC

By:   Enron Wind Systems, LLC,                By:  Enron Wind LLC,
      its sole member                              its sole member

By:   Enron Wind LLC,                         By:  Enron Renewable Energy Corp.,
      its sole member                              its sole member

By:   Enron Renewable Energy Corp.,           By:  /s/ Jesse Neyman
      its sole member                             ------------------------------
                                              Name:   Jesse Neyman
                                              Title:  President
By:   /s/ Jesse Neyman
    ----------------------------------
Name:   Jesse Neyman                          AES TEHACHAPI WIND, LLC
Title:  President
                                              By:    /s/ Martin Crotty
                                                  ------------------------------
ZOND WINDSYSTEM PARTNERS, LTD.                Name:   Martin Crotty
SERIES 85-A                                   Title:  Vice President


By:   Zond Windsystems Management III LLC,    SEAWEST HOLDINGS, INC.
      its general partner
                                              By:   /s/ Edward C. Hall
                                                  ------------------------------
By:     /s/ Jesse Neyman                      Name:    Edward C. Hall III
     ---------------------------------        Title:   President
Name:    Jesse Neyman
Title:   President



ZOND WINDSYSTEM PARTNERS, LTD.
SERIES 85-B

By:   Zond Windsystems Management IV LLC,
      its general partner

By:    /s/ Jesse Neyman
    ----------------------------------
Name:   Jesse Neyman
Title:  President



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